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Exhibit 10.16

PRICE BOOK LICENSE AGREEMENT

        This License Agreement is effective as of the last signature date below (the "Effective Date") by and between ACCPAC International, Inc. ("Licensee"), located at 6700 Koll Center Parkway, Third Floor, Pleasanton, CA 94566, and Computer Associates International, Inc. ("CA") located at One Computer Associates Plaza, Islandia, New York 11749.

        1.    Definitions.    The following terms shall have the indicated meanings:

          (a)  "Regular Licensed Programs" shall mean only those software programs owned by CA and listed in CA's Price Book as of the Effective Date and listed in Exhibit "A" attached hereto, and shall include all program code, documentation, training materials, and enhancements embodying or relating to such programs, as well as any subsequent versions or releases thereof which may be delivered to Licensee by CA.

          (b)  "iCan SP Licensed Programs" shall mean only those software programs owned, developed and/or marketed by CA's iCan SP subsidiary generally known as the "iCan SP Provider Suite," and shall include all program code, documentation, training materials, and enhancements embodying or relating to such programs, as well as any subsequent versions or releases thereof which may be delivered to Licensee by CA and/or iCan SP.

          (c)  "Licensed Programs" shall mean collectively the Regular Licensed Programs and the iCan SP Licensed Programs.

          (d)  "Licensee Sites" for mainframe programs shall mean the data center site(s) identified on Exhibit "B" hereto, and for non-mainframe programs shall mean such data center site(s) as well as all other Licensee locations, all of which sites Licensee represents are owned, operated or controlled by Licensee. From time to time Licensee may identify additional Licensee Sites by providing CA with an updated Exhibit "B" hereto. Irrespective of the location of a Licensee Site, Licensee shall request support and maintenance for all Licensed Programs by calling CA's central support hot line at 1-800-345-6042 or such other telephone number as CA may designate in writing hereafter.

        2.    Grant.    CA hereby grants Licensee a perpetual, royalty free license to use the Licensed Programs at the Licensee Sites, and except as set forth in Section 16 below, only for the internal operations of Licensee and its majority-owned subsidiaries, for the processing of their own data, and the hosting of services data centers. To clarify, Licensee may use the Licensed Programs to, among other things, establish and/or support hosted environments (including the provision of infrastructure, security, back-up features and related elements) in which end users access and process data using applications provided by Licensee (which applications shall not include the Regular Licensed Programs) and/or third parties.

        3.    License Fee.    Subject to the terms and conditions of this Agreement, this is a royalty free license. In the event that CA is required to pay any royalties to any third party as a result of this license or Licensee's use of the Licensed Programs, CA shall submit an invoice to Licensee for the amount of such royalties which shall be due and payable by Licensee to CA upon receipt of the invoice. If the royalty is based upon Licensee's use of the Licensed Program, then Licensee shall report to CA on a quarterly basis, Licensee's use of the Licensed Programs during the preceding quarterly period.

        4.    Title, Confidentiality and Restrictions.

          (a)  Title to the Licensed Programs shall remain with CA. The Licensed Programs are trade secrets and the proprietary property of CA. Except as agreed in writing by CA, Licensee and its employees will keep the Licensed Programs strictly confidential, and Licensee will not disclose or otherwise distribute the Licensed Programs to anyone other than Licensee's authorized employees, auditors and consultants retained by Licensee who have agreed in writing with Licensee to protect the confidentiality of the Licensed Programs and, except as expressly authorized in Section 16 below, who are not engaged in the business of providing computer facilities management or service bureau services to others. Licensee will not remove or destroy any proprietary markings of CA. Licensee will not permit anyone except its authorized employees, auditors and such consultants to have access to the Licensed Programs. Except for archive and disaster recovery purposes, Licensee will not make, nor permit others to make copies of or reproduce any part of the Licensed Programs without the prior written consent of CA. In no event will Licensee decompile, disassemble or otherwise reverse engineer any Licensed Programs.

          (b)  If Licensee replaces or adds a Licensee Site, the Licensed Programs may be installed and used at the new Licensee Site but Licensee must give CA prior written notice thereof and confirm to CA in writing that such prior site has been or will be closed.

          (c)  In the event of a change of control of Licensee resulting in a party other than CA owning more than 50% of the assets or capital stock of Licensee, the usage thereafter by Licensee of the Licensed Programs shall be limited to the scope of usage of the Licensed Programs by Licensee during the during the twelve month period ending upon the change of control.

          (d)  If this Agreement should terminate for any reason, Licensee shall certify to CA in writing that all copies and partial copies of the Licensed Programs have been deleted from all computer libraries and storage devices at the Licensee Sites, are no longer in use and have been either destroyed or returned to CA.

        5.    Limited Warranty.

          (a)  CA represents that the Licensed Programs will operate according to the specifications published by CA for the Licensed Programs. If it is determined that the Licensed Programs does not operate according to such specifications, CA's only responsibility will be to use its best efforts, consistent with industry standards, to cure the defect.

          (b)  Any warranties made by CA will extend and be in effect only for the period that Licensee is entitled to use the Licensed Programs.

          (c)  In the event that Licensee makes any changes or modifications to the Licensed Program, Licensee agrees that such changes and modifications shall be the property of CA, unless CA shall have given its prior written consent to the contrary. Furthermore, any such changes or modifications made by Licensee to a Licensed Programs will mean that the foregoing limited warranty of CA with respect to the operation of such Licensed Programs shall no longer apply, and CA shall have the right to charge Licensee for additional support services at CA's then prevailing service rate, but CA shall have no obligation to agree to provide such services.

          (d)  EXCEPT AS SET FORTH ABOVE, NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY CA. IN NO EVENT WILL CA BE LIABLE TO LICENSEE OR ANY OTHER PARTY FOR ANY LOSS, INCLUDING TIME, MONEY, GOODWILL AND CONSEQUENTIAL DAMAGES, WHICH MAY ARISE FROM THE USE, OPERATION OR MODIFICATION OF THE LICENSED PROGRAM.

        6.    Disaster Recovery.    Licensee may make one copy of the Licensed Programs for archival purposes and use such archival copy at an installation site other than that is identified on Exhibit B (as the same may change from time to time), such other installation site to be owned by, or subject to the contractual control of Licensee. If such installation site is not owned by Licensee, then use of such archival copy shall be limited (a) for the purpose of conducting limited testing of the disaster recovery plan's procedures and effectiveness (which testing shall not exceed one week in any three month period) and (b) during any period subsequent to the occurrence of an actual disaster during which the Licensee cannot operate the Licensed Programs at a Licensee Site. Licensee agrees to furnish such further documentation with respect to its disaster recovery plan and procedures as CA may reasonably request from time to time.

        7.    License Termination.    Except for the agreement described in Exhibit C (the "Distribution Agreement"), all licenses and Order Forms respecting use of any Licensed Programs granted to Licensee by CA or any of its predecessors for use at any Licensee Site are hereby terminated, subject, however, to the obligations of Licensee (a) to pay all contracted payments when and as the same shall otherwise have become due and payable, and (b) to maintain the confidentiality of the Licensed Programs and comply with the non-disclosure provisions of such terminated licenses. Any future use of or access to any Licensed Programs by Licensee at any Licensee Site shall be controlled exclusively by the terms of this Agreement. Notwithstanding anything herein to the contrary, the Distribution Agreement shall remain in force and effect in accordance with its terms.

        8.    License Transfers.    Notwithstanding any provision of any license granted by CA or its predecessors (regardless of when such license was or is granted), the Licensed Programs may be used at any Licensee Site only pursuant to this Agreement.

        9.    Term.    This Agreement shall be perpetual.

        10.    Total Client Care (TCC) Program.    Licensee will be, and will remain, at no charge to Licensee, enrolled in CA's TCC Program during the term hereof.

        11.    Assignment.    Licensee may not assign this Agreement, the use of any Licensed Programs or its rights and obligations under this Agreement without the prior written consent of CA. CA, however, may assign this Agreement to any third party, provided that such party assumes the obligations of CA under this Agreement. CA may also assign its right to payment under this Agreement or grant a security interest in this Agreement or such payment right to any third party without requiring that such third party be liable for the obligations of CA under this Agreement.

        12.    Escrow of Source Code.    CA has deposited a copy of the source code of the Licensed Programs with Mendelsohn, Kary, Bell & Natoli, 1633 Broadway, New York, NY 10019. Such source code will be updated with each new release of the Licensed Programs which will also be deposited with the escrow agent. Such copies of the source code will be held in escrow and in the event of a final adjudication of CA as bankrupt, Licensee will, upon payment of the duplication cost and other handling charges of the escrow agent, be entitled to obtain a copy of such source code from the escrow agent. Licensee will, however, only use such copy of the source code internally to support the Licensed Program. The escrow agent's only responsibility will be to use its good faith efforts to cause a copy of the source code, in the form as delivered by CA, to be delivered to Licensee at the appropriate time.

        13.    Taxes and Duties.    The License Fee is exclusive of any tariffs, duties or taxes imposed or levied by any government or governmental agency including, without limitation, federal, state and local sales, use, value added and personal property taxes, and Licensee agrees to pay any such tariffs, duties or taxes (other than franchise and income taxes for which CA is responsible) upon presentation of invoices by CA. Any claimed exemption from such tariffs, duties or taxes must be supported by proper documentary evidence delivered to CA.

        14.    Breach and Termination.    If Licensee breaches any term of this Agreement or fails to pay when due any valid invoice rendered by CA, or if the Licensee becomes insolvent or if bankruptcy or receivership proceedings are initiated by or against Licensee, CA shall have the right to terminate this Agreement immediately and, in addition to all other rights of CA, all amounts which would have become due and payable under this Agreement will immediately become due and payable to CA. Any invoice which is unpaid by Licensee when due shall be subject to an interest charge equal to the lesser of (a) 2% per month or part thereof plus such late payment charge as CA may reasonably require to cover its additional costs of administration and collection or (b) the highest applicable legal rate.

        15.    Acquisitions.    In the event that Licensee makes an acquisition of substantially all of the outstanding stock or assets of any business entity or group of affiliated entities (the "Acquired Company") after the Effective Date hereof, then, notwithstanding any contrary provision of this Agreement, Licensee may use the Licensed Programs for the benefit of the Acquired Company at no additional charge; provided that neither the assets nor the revenue of the Acquired Company exceeds fifty percent (50%) of the aggregate assets or revenue of Licensee and its majority-owned subsidiaries as of the end of each company's last fiscal year; and any outstanding amounts due to CA from the Acquired Company at the time of the acquisition closing shall continue to be due and payable; provided further that in the event that the Acquired Company was a licensee of any of the Licensed Programs (collectively the "Acquired Company Licensed Programs") at the time of the acquisition by Licensee of the Acquired Company, then, notwithstanding the foregoing provisions of this Section 15, Licensee may not use the Acquired Company Licensed Programs under the terms of this Agreement for the benefit of the Acquired Company, and the usage of Acquired Company Licensed Programs by the Acquired Company after the acquisition shall be governed exclusively by the existing or future agreement or agreements between the Acquired Company and CA.

        16.    Eligibility.    Licensee represents that other than in the operation by Licensee and its contractors of "ACCPAC Online" (or any substantially similar service offered by Licensee under a different name) and related hosted programs and offerings, (a) neither Licensee nor any of its subsidiaries is engaged in the business of providing data processing services to third parties under any facility management, service bureau, outsourcing or similar arrangement, and (b) Licensee agrees not to sell, relicense, rent or lend any of the Licensed Programs, and not to use or operate, nor permit the use or operation of any Licensed Programs under any such arrangement for the benefit of any third party. Notwithstanding anything herein to the contrary, Licensee and its contractors may use the Licensed Programs to establish and/or support hosted environments (including the provision of infrastructure, security, back-up features and related elements) in which end users access and process data using applications other than the Regular Licensed Programs provided by Licensee and/or third parties.

        17.    Reference Client.    In recognition of the special nature of this Agreement and the relationship created hereby, Licensee agrees that it will, at CA's request from time to time, serve as a positive reference with respect to the Licensed Programs and this form of licensing agreement. Licensee and CA shall treat the financial terms of this Agreement as strictly confidential.

        18.    Amendment.    Except as provided in Section 1(d) above, any amendment of this Agreement must be in writing signed by both parties.

        19.    Entire Agreement and Modifications.    This Agreement represents the entire agreement between CA and Licensee with respect to the Licensed Program, and CA and Licensee agree that, except for the Distribution Agreement, all other agreements, proposals, order forms, purchase orders, representations and other understandings concerning the Licensed Program, whether oral or written, between the parties are superseded in their entirety by this Agreement.

        20.    Export.    Licensee shall observe all relevant import and export laws and regulations, including but not limited to the regulations of the Office of Export Administration of the US Department of Commerce.

        21.    Confidentiality.    Licensee hereby acknowledges that the terms of the License, as amended hereby, are personal to Licensee and are highly confidential. Licensee hereby agrees that it shall not disclose any of the terms thereof (including, without limitation, the terms relating to pricing and authorized use) to any person or entity other than Licensee's employees, auditors, and attorneys who have a need to know such information in connection with their performance of services for Licensee, and as required by law.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		ACCPAC INTERNATIONAL, INC.
By:	/s/ STEVEN M. WOGHIN (Authorized Signature)	By:	/s/ DAVID M. HOOD (Authorized Signature)
Steven M. Woghin (Name)		David M. Hood (Name)
Senior Vice President & General Counsel (Title)		President & CEO (Title)
8-26-02 (Date)		9-03-02 (Date)

EXHIBIT A
REGULAR LICENSED PROGRAMS

Exhibit A to Price Book License Agreement
Regular Licensed Programs

ADVANTAGE 2E 400 TOOLKIT
ADVANTAGE 2E 400 TOOLKIT
ADVANTAGE 2E CHANGE MANAGEMENT RECEIVER OPTION FOR CISC
ADVANTAGE 2E CHANGE MANAGEMENT RECEIVER OPTION FOR RISC
ADVANTAGE 2E CHANGE MGMT OPTION
ADVANTAGE 2E CHANGE MGMT OPTION
ADVANTAGE 2E COBOL OPTION
ADVANTAGE 2E FOR SERIES 400
ADVANTAGE 2E FOR SERIES 400
ADVANTAGE 2E NATIONAL LANGUAGE LIBRARIES OPTION FOR CISC
ADVANTAGE 2E NATIONAL LANGUAGE LIBRARIES OPTION FOR RISC
ADVANTAGE 2E RPG OPTION
ADVANTAGE 2E RUNTIME OBJECTS OPTION FOR CISC
ADVANTAGE 2E RUNTIME OBJECTS OPTION FOR RISC
ADVANTAGE 2E WEB OPTION
ADVANTAGE APPLICATION SERVER FOR OPENROAD
ADVANTAGE AUTOMATED CODE ASSESSMENT
ADVANTAGE AUTOMATED CODE DOCUMENTATION FOR COBOL
ADVANTAGE AUTOMATED CODE MANAGER FOR COBOL—LAN USER
ADVANTAGE AUTOMATED CODE MANAGER FOR COBOL—SINGLE USER
ADVANTAGE AUTOMATED CODE STRUCTURING FOR COBOL
ADVANTAGE CA-ADS ALIVE OPTION
ADVANTAGE CA-ADS ALIVE OPTION
ADVANTAGE CA-ADS ALIVE OPTION
ADVANTAGE CA-ADS BATCH OPTION
ADVANTAGE CA-ADS BATCH OPTION
ADVANTAGE CA-ADS BATCH OPTION
ADVANTAGE CA-ADS FOR CA-IDMS
ADVANTAGE CA-ADS FOR CA-IDMS
ADVANTAGE CA-ADS FOR CA-IDMS
ADVANTAGE CA-ADS TRACE OPTION
ADVANTAGE CA-ADS TRACE OPTION
ADVANTAGE CA-ADS TRACE OPTION
ADVANTAGE CA-COBOL/XE
ADVANTAGE CA-COBOL/XE
ADVANTAGE CA-DADS PLUS FOR CICS
ADVANTAGE CA-DATACOM DATABASE DATADICTIONARY OPTION
ADVANTAGE CA-DATACOM DATABASE DATADICTIONARY OPTION
ADVANTAGE CA-DATACOM DATABASE FAST RESTORE OPTION
ADVANTAGE CA-DATACOM DATABASE FAST RESTORE OPTION
ADVANTAGE CA-DATACOM DATABASE GUEST MACHINE SHARE
ADVANTAGE CA-DATACOM DATABASE OPTION FOR CICS SERVICES
ADVANTAGE CA-DATACOM DATABASE OPTION FOR CICS SERVICES
ADVANTAGE CA-DATACOM DATABASE PRESSPACK OPTION

ADVANTAGE CA-DATACOM DATABASE RESOURCE ANALYZER OPTION
ADVANTAGE CA-DATACOM DATABASE RESOURCE ANALYZER OPTION
ADVANTAGE CA-DATACOM DATABASE SERVER OPTION
ADVANTAGE CA-DATACOM DATABASE SERVER OPTION
ADVANTAGE CA-DATACOM DATABASE SERVER OPTION
ADVANTAGE CA-DATACOM DATABASE SQL OPTION
ADVANTAGE CA-DATACOM DATABASE SQL OPTION
ADVANTAGE CA-DATACOM DATABASE SQL OPTION
ADVANTAGE CA-DATACOM DATABASE STAR OPTION
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR DB2
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR DL1
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR DL1
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR TOTAL
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR TOTAL
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR VSAM
ADVANTAGE CA-DATACOM DATABASE TRANSPARENCY OPTION FOR VSAM
ADVANTAGE CA-DATACOM/DB DATABASE
ADVANTAGE CA-DATACOM/DB DATABASE
ADVANTAGE CA-DATACOM/DB DATABASE
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR CA-DATACOM OPTION
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR CA-DATACOM OPTION
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR CA-IDMS OPTION
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR CA-IDMS OPTION
ADVANTAGE CA-DATAMACS TEST DATA GENERATOR OPTION FOR IMS
ADVANTAGE CA-DATAQUERY FOR CA-DATACOM W/MFL
ADVANTAGE CA-DATAQUERY FOR CA-DATACOM W/MFL
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA PORTFOLIO
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA RUNTIME
ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-DISSPLA SYSTEM

ADVANTAGE CA-DISSPLA SYSTEM
ADVANTAGE CA-EARL
ADVANTAGE CA-EARL
ADVANTAGE CA-EARL
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY FOR CICS
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY FOR CICS
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY FOR CICS OPTION FOR DB2
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY FOR CICS SQL
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY FOR TSO
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY FOR TSO OPTION FOR DB2
ADVANTAGE CA-EASYTRIEVE IQ ONLINE QUERY OPTION FOR SQL
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR CMS FOR DB2
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR FOR CICS
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR FOR CICS SP DB2
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR FOR CICS XA
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR FOR CICS/XA DB2
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR FOR TSO
ADVANTAGE CA-EASYTRIEVE ONLINE REPORT GENERATOR FOR TSO DB2
ADVANTAGE CA-EASYTRIEVE ONLINE RUNTIME REPORT GENERATOR
ADVANTAGE CA-EASYTRIEVE ONLINE RUNTIME REPORT GENERATOR FOR CICS
ADVANTAGE CA-EASYTRIEVE ONLINE RUNTIME REPORT GENERATOR FOR CICS
ADVANTAGE CA-EASYTRIEVE ONLINE RUNTIME REPORT GENERATORFOR TSO
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-DATACOM OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-DATACOM OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-DATACOM OPTION FOR SQL AND NON SQL
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-DATACOM OPTION FOR SQL AND NON SQL
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-DATACOM SQL OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-DATACOM SQL OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-IDMS OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-IDMS OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-IDMS OPTION FOR SQL AND NON SQL
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-IDMS OPTION FOR SQL AND NON SQL
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-IDMS SQL OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR CA-IDMS SQL OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR DBCS OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR DBCS OPTION
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR DB2
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR DLI
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR IMS
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR ORACLE
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR SQL/DS

ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR SUPRA
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR SUPRA
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR TOTAL
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR OPTION FOR TOTAL
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR RUNTIME
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR RUNTIME
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR TOOLKIT
ADVANTAGE CA-EASYTRIEVE PLUS REPORT GENERATOR TOOLKIT
ADVANTAGE CA-EASYTRIEVE REPORT GENERATOR FOR UNIX
ADVANTAGE CA-EASYTRIEVE REPORT GENERATOR FOR UNIX
ADVANTAGE CA-EDP AUDITOR
ADVANTAGE CA-EDP AUDITOR
ADVANTAGE CA-EDP AUDITOR
ADVANTAGE CA-ENTERPRISE TESTER
ADVANTAGE CA-EZ/KEY
ADVANTAGE CA-EZ/KEY
ADVANTAGE CA-EZ/KEY FOR CICS
ADVANTAGE CA-EZ/KEY FOR CICS
ADVANTAGE CA-EZ/KEY FOR TSO
ADVANTAGE CA-FILEAGE
ADVANTAGE CA-GENER/OL
ADVANTAGE CA-GENER/OL
ADVANTAGE CA-GENER/OL CA-DATACOM OPTION
ADVANTAGE CA-GENER/OL CA-DATACOM OPTION
ADVANTAGE CA-GENER/OL GRAPHICS OPTION
ADVANTAGE CA-GENER/OL GRAPHICS OPTION
ADVANTAGE CA-GENER/OL INTERFACE TO ADABAS
ADVANTAGE CA-GENER/OL OPTION FOR ADABAS
ADVANTAGE CA-GENER/OL OPTION FOR DB2
ADVANTAGE CA-GENER/OL OPTION FOR DL/I
ADVANTAGE CA-GENER/OL OPTION FOR IMS
ADVANTAGE CA-GENER/OL OPTION FOR SQL/DS
ADVANTAGE CA-GENER/OL OPTION FOR TOTAL
ADVANTAGE CA-GENER/OL OPTION FOR TOTAL
ADVANTAGE CA-IDEAL FOR CA-DATACOM
ADVANTAGE CA-IDEAL FOR CA-DATACOM
ADVANTAGE CA-IDEAL OPTION FOR DB2
ADVANTAGE CA-IDEAL OPTION FOR VSAM
ADVANTAGE CA-IDEAL OPTION FOR VSAM
ADVANTAGE CA-IDMS DATABASE APPC OPTION
ADVANTAGE CA-IDMS DATABASE APPC OPTION
ADVANTAGE CA-IDMS DATABASE APPC OPTION
ADVANTAGE CA-IDMS DATABASE CULPRIT OPTION
ADVANTAGE CA-IDMS DATABASE CULPRIT OPTION
ADVANTAGE CA-IDMS DATABASE CULPRIT OPTION
ADVANTAGE CA-IDMS DATABASE DBOMP TRANSPARENCY OPTION
ADVANTAGE CA-IDMS DATABASE DBOMP TRANSPARENCY OPTION
ADVANTAGE CA-IDMS DATABASE DC UPGRADE
ADVANTAGE CA-IDMS DATABASE DDS (DISTRIBUTED DATABASE SYSTEM) OPTION
ADVANTAGE CA-IDMS DATABASE DDS (DISTRIBUTED DATABASE SYSTEM) OPTION
ADVANTAGE CA-IDMS DATABASE DDS (DISTRIBUTED DATABASE SYSTEM) OPTION

ADVANTAGE CA-IDMS DATABASE DICTIONARY LOADER OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY LOADER OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY LOADER OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY MIGRATOR OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY MIGRATOR OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY MIGRATOR OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY MODULE EDITOR (DME) OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY MODULE EDITOR (DME) OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY MODULE EDITOR (DME) OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY QUERY FACILITY OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY QUERY FACILITY OPTION
ADVANTAGE CA-IDMS DATABASE DICTIONARY QUERY FACILITY OPTION
ADVANTAGE CA-IDMS DATABASE DML ONLINE OPTION
ADVANTAGE CA-IDMS DATABASE DML ONLINE OPTION
ADVANTAGE CA-IDMS DATABASE DML ONLINE OPTION
ADVANTAGE CA-IDMS DATABASE ENFORCER OPTION
ADVANTAGE CA-IDMS DATABASE ENFORCER OPTION
ADVANTAGE CA-IDMS DATABASE ENFORCER OPTION
ADVANTAGE CA-IDMS DATABASE EXTRACTOR OPTION
ADVANTAGE CA-IDMS DATABASE EXTRACTOR OPTION
ADVANTAGE CA-IDMS DATABASE EXTRACTOR OPTION
ADVANTAGE CA-IDMS DATABASE JOURNAL ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE JOURNAL ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE JOURNAL ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE LIBRARY OF ROUTINES
ADVANTAGE CA-IDMS DATABASE LOG ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE LOG ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE LOG ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE MASTERKEY OPTION
ADVANTAGE CA-IDMS DATABASE MASTERKEY OPTION
ADVANTAGE CA-IDMS DATABASE MASTERKEY OPTION
ADVANTAGE CA-IDMS DATABASE ONLINE LOG DISPLAY OPTION
ADVANTAGE CA-IDMS DATABASE ONLINE LOG DISPLAY OPTION
ADVANTAGE CA-IDMS DATABASE ONLINE LOG DISPLAY OPTION
ADVANTAGE CA-IDMS DATABASE PERFORMANCE MONITOR OPTION
ADVANTAGE CA-IDMS DATABASE PERFORMANCE MONITOR OPTION
ADVANTAGE CA-IDMS DATABASE PERFORMANCE MONITOR OPTION
ADVANTAGE CA-IDMS DATABASE PRESSPACK OPTION
ADVANTAGE CA-IDMS DATABASE PRESSPACK OPTION
ADVANTAGE CA-IDMS DATABASE PRESSPACK OPTION
ADVANTAGE CA-IDMS DATABASE SASO OPTION
ADVANTAGE CA-IDMS DATABASE SASO OPTION
ADVANTAGE CA-IDMS DATABASE SASO OPTION
ADVANTAGE CA-IDMS DATABASE SCHEMA MAPPER OPTION
ADVANTAGE CA-IDMS DATABASE SCHEMA MAPPER OPTION
ADVANTAGE CA-IDMS DATABASE SCHEMA MAPPER OPTION
ADVANTAGE CA-IDMS DATABASE SERVER OPTION
ADVANTAGE CA-IDMS DATABASE SERVER OPTION
ADVANTAGE CA-IDMS DATABASE SERVER OPTION
ADVANTAGE CA-IDMS DATABASE SQL OPTION
ADVANTAGE CA-IDMS DATABASE SQL OPTION

ADVANTAGE CA-IDMS DATABASE SQL OPTION
ADVANTAGE CA-IDMS DATABASE TASK ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE TASK ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE TASK ANALYZER OPTION
ADVANTAGE CA-IDMS DATABASE TRANSPARENCY OPTION FOR DL1
ADVANTAGE CA-IDMS DATABASE TRANSPARENCY OPTION FOR DL1
ADVANTAGE CA-IDMS DATABASE TRANSPARENCY OPTION FOR TOTAL
ADVANTAGE CA-IDMS DATABASE TRANSPARENCY OPTION FOR TOTAL
ADVANTAGE CA-IDMS DATABASE TRANSPARENCY OPTION FOR VSAM
ADVANTAGE CA-IDMS DATABASE TRANSPARENCY OPTION FOR VSAM
ADVANTAGE CA-IDMS DATABASE UNIVERSAL COMMUNICATIONS FACILITY (UCF) OPTION
ADVANTAGE CA-IDMS DATABASE UNIVERSAL COMMUNICATIONS FACILITY (UCF) OPTION
ADVANTAGE CA-IDMS DATABASE UNIVERSAL COMMUNICATIONS FACILITY (UCF) OPTION
ADVANTAGE CA-IDMS TP OPTION—INTERCOMM
ADVANTAGE CA-IDMS/DB DATABASE
ADVANTAGE CA-IDMS/DB DATABASE
ADVANTAGE CA-IDMS/DB DATABASE
ADVANTAGE CA-IDMS/DB DATABASE ANALYZER OPTION
ADVANTAGE CA-IDMS/DB DATABASE ANALYZER OPTION
ADVANTAGE CA-IDMS/DB DATABASE ANALYZER OPTION
ADVANTAGE CA-IDMS/DB DATABASE AUDIT OPTION
ADVANTAGE CA-IDMS/DB DATABASE AUDIT OPTION
ADVANTAGE CA-IDMS/DB DATABASE AUDIT OPTION
ADVANTAGE CA-IDMS/DB DATABASE REORG OPTION
ADVANTAGE CA-IDMS/DB DATABASE REORG OPTION
ADVANTAGE CA-IDMS/DB DATABASE REORG OPTION
ADVANTAGE CA-IDMS/DC TRANSACTION SERVER OPTION
ADVANTAGE CA-IDMS/DC TRANSACTION SERVER OPTION
ADVANTAGE CA-IDMS/DC TRANSACTION SERVER OPTION
ADVANTAGE CA-IDMS/DC TRANSACTION SERVER SORT OPTION
ADVANTAGE CA-IDMS/DC TRANSACTION SERVER SORT OPTION
ADVANTAGE CA-IDMS/DC TRANSACTION SERVER SORT OPTION
ADVANTAGE CA-INTERTEST BATCH
ADVANTAGE CA-INTERTEST BATCH FOR IMS
ADVANTAGE CA-INTERTEST BATCH OPTION FOR IMS
ADVANTAGE CA-INTERTEST FOR CICS
ADVANTAGE CA-INTERTEST FOR CICS
ADVANTAGE CA-INTERTEST FOR CICS PL/1
ADVANTAGE CA-INTERTEST FOR CICS PL/1
ADVANTAGE CA-INTERTEST OPTION FOR PL/1
ADVANTAGE CA-INTERTEST OPTION FOR PL/1
ADVANTAGE CA-LDM CONVERTOR FOR DB2
ADVANTAGE CA-LDM CONVERTOR FOR INFORMIX
ADVANTAGE CA-LDM CONVERTOR FOR INGRES
ADVANTAGE CA-LDM CONVERTOR FOR ORACLE
ADVANTAGE CA-LDM CONVERTOR FOR SQL SERVER
ADVANTAGE CA-LDM CONVERTOR FOR SYBASE
ADVANTAGE CA-LDM CONVERTOR FOR XBASE

ADVANTAGE CA-LDM CONVERTOR WS TO DB2
ADVANTAGE CA-LDM EXTRACTOR
ADVANTAGE CA-LDM EXTRACTOR FOR ADABAS
ADVANTAGE CA-LDM EXTRACTOR FOR DATACOM
ADVANTAGE CA-LDM EXTRACTOR FOR DB2
ADVANTAGE CA-LDM EXTRACTOR FOR DB2 SQL
ADVANTAGE CA-LDM EXTRACTOR FOR IDMS
ADVANTAGE CA-LDM EXTRACTOR FOR IMS
ADVANTAGE CALENDAR ROUTINES
ADVANTAGE CA-LINK
ADVANTAGE CA-LINK
ADVANTAGE CA-LINK
ADVANTAGE CA-LINK
ADVANTAGE CA-METACOBOL
ADVANTAGE CA-METACOBOL
ADVANTAGE CA-METACOBOL
ADVANTAGE CA-MIGRATE COBOL
ADVANTAGE CA-MIGRATE COBOL
ADVANTAGE CA-MLINK
ADVANTAGE CA-OPTIMIZER
ADVANTAGE CA-OPTIMIZER
ADVANTAGE CA-OPTIMIZER
ADVANTAGE CA-OPTIMIZER RUNTIME LIBRARY
ADVANTAGE CA-OPTIMIZER RUNTIME LIBRARY
ADVANTAGE CA-OPTIMIZER RUNTIME LIBRARY
ADVANTAGE CA-OPTIMIZER/II
ADVANTAGE CA-OPTIMIZER/II
ADVANTAGE CA-OPTIMIZER/II RUNTIME
ADVANTAGE CA-OPTIMIZER/II RUNTIME
ADVANTAGE CA-PANAUDIT PLUS
ADVANTAGE CA-PANAUDIT PLUS
ADVANTAGE CA-PANAUDIT PLUS EXTP
ADVANTAGE CA-PANAUDIT PLUS EXTP
ADVANTAGE CA-QUICKSERV
ADVANTAGE CA-QUICKSERV
ADVANTAGE CA-RAMIS
ADVANTAGE CA-RAMIS
ADVANTAGE CA-RAMIS
ADVANTAGE CA-RAMIS ENGLISH
ADVANTAGE CA-RAMIS ENGLISH
ADVANTAGE CA-RAMIS REPORTER
ADVANTAGE CA-RAMIS REPORTER
ADVANTAGE CA-RAMIS REPORTER
ADVANTAGE CA-RAMIS SITE LICENSE
ADVANTAGE CA-RAMIS SITE LICENSE
ADVANTAGE CA-REALIA EMULATION FOR IMS
ADVANTAGE CA-REALIA EMULATION FOR JCL
ADVANTAGE CA-REALIA II WORKBENCH
ADVANTAGE CA-REALIA II WORKBENCH BATCH OPTION
ADVANTAGE CA-REALIA II WORKBENCH FOR 390 ASSEMBLER
ADVANTAGE CA-REALIA II WORKBENCH OPTION

ADVANTAGE CA-REALIA II WORKBENCH OPTION FOR CICS
ADVANTAGE CA-REALIA RUNTIME FOR CICS
ADVANTAGE CA-REALIA RUNTIME FOR IMS
ADVANTAGE CA-ROSCOE INTERACTIVE ENVIRONMENT
ADVANTAGE CA-SUPERCALC MAINFRAME DATA ACCESS
ADVANTAGE CA-SUPERCALC MAINFRAME DATA ACCESS
ADVANTAGE CA-SUPERCALC MAINFRAME OPTIONS
ADVANTAGE CA-SUPERCALC MAINFRAME OPTIONS
ADVANTAGE CA-SUPERCALC MAINFRAME PORTFOLIO
ADVANTAGE CA-SUPERCALC MAINFRAME PORTFOLIO
ADVANTAGE CA-SUPERCALC MAINFRAME PORTFOLIO SITE LICENSE
ADVANTAGE CA-SUPERCALC MAINFRAME SYSTEM
ADVANTAGE CA-SUPERCALC MAINFRAME SYSTEM
ADVANTAGE CA-SYMDUMP BATCH
ADVANTAGE CA-SYMDUMP FOR CICS
ADVANTAGE CA-SYMDUMP FOR CICS CA-INTERTEST OPTION
ADVANTAGE CA-SYMDUMP SYSTEM
ADVANTAGE CA-TELLAGRAF CUECHART
ADVANTAGE CA-TELLAGRAF CUECHART
ADVANTAGE CA-TELLAGRAF DATA CONNECTION
ADVANTAGE CA-TELLAGRAF DATA CONNECTION
ADVANTAGE CA-TELLAGRAF IVISS MANAGER
ADVANTAGE CA-TELLAGRAF IVISS MANAGER
ADVANTAGE CA-TELLAGRAF PORTFOLIO
ADVANTAGE CA-TELLAGRAF PORTFOLIO
ADVANTAGE CA-TELLAGRAF PORTFOLIO
ADVANTAGE CA-TELLAGRAF PORTFOLIO
ADVANTAGE CA-TELLAGRAF PORTFOLIO
ADVANTAGE CA-TELLAGRAF SYSTEM
ADVANTAGE CA-TELLAGRAF SYSTEM
ADVANTAGE CA-TELLAGRAF SYSTEM
ADVANTAGE CA-TELLAGRAF SYSTEM
ADVANTAGE CA-TELLAGRAF SYSTEM
ADVANTAGE CA-TELON APPLICATION GENERATOR
ADVANTAGE CA-TELON APPLICATION GENERATOR PWS OPTION
ADVANTAGE CA-TELON DESIGN FACILITY FOR CICS
ADVANTAGE CA-TELON DESIGN FACILITY FOR TSO
ADVANTAGE CA-TELON LANGUAGE OPTION FOR COBOL
ADVANTAGE CA-TELON LANGUAGE OPTION FOR PL/1
ADVANTAGE CA-TELON TARGET OPTION FOR AIX
ADVANTAGE CA-TELON TARGET OPTION FOR AS/400
ADVANTAGE CA-TELON TARGET OPTION FOR CICS
ADVANTAGE CA-TELON TARGET OPTION FOR DB2
ADVANTAGE CA-TELON TARGET OPTION FOR HP
ADVANTAGE CA-TELON TARGET OPTION FOR IMS/DB
ADVANTAGE CA-TELON TARGET OPTION FOR IMS/DC
ADVANTAGE CA-TESTCOVERAGE/2000
ADVANTAGE CA-TRANSIT
ADVANTAGE CA-TRANSIT
ADVANTAGE CA-UFO
ADVANTAGE CA-UFO

ADVANTAGE CA-VERIFY AUTOMATED REGRESSION TESTING FOR CICS
ADVANTAGE CA-VERIFY AUTOMATED REGRESSION TESTING FOR CICS
ADVANTAGE CA-VERIFY AUTOMATED REGRESSION TESTING FOR VTAM
ADVANTAGE CA-VERIFY AUTOMATED REGRESSION TESTING FOR VTAM EXTENDED ENVIRONMENT
ADVANTAGE CA-VERIFY AUTOMATED REGRESSION TESTING FOR VTAM EXTENDED ENVIRONMENT UPGRADE
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM DATA TRANSPORT
ADVANTAGE CA-XCOM FOR DATA TRANSPORT FOR LINUX MAINFRAME
ADVANTAGE COMPILE/PRF FOR TSO
ADVANTAGE CONNECTOR FOR CA-DATACOM
ADVANTAGE CONNECTOR FOR CA-IDMS
ADVANTAGE CONNECTOR FOR DB2
ADVANTAGE CONNECTOR FOR IMS
ADVANTAGE CONNECTOR FOR INFORMIX
ADVANTAGE CONNECTOR FOR INGRES
ADVANTAGE CONNECTOR FOR LDAP

ADVANTAGE CONNECTOR FOR MICROSOFT SQL SERVER
ADVANTAGE CONNECTOR FOR ORACLE
ADVANTAGE CONNECTOR FOR SYBASE
ADVANTAGE DATA TRANSFORMER
ADVANTAGE DATA TRANSFORMER / ADVANTAGE DATA TRANSFORMER EME ADDITIONAL ENGINE
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR COBOL/FLAT FILE
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR DB2
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR GENERIC ODBC
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR INFORMIX
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR INGRES
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR LOTUS NOTES
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR MICROSOFT ODBC
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR MICROSOFT SQL SERVER
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR ORACLE
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR SAP R/3
ADVANTAGE DATA TRANSFORMER CONNECTOR FOR SYBASE
ADVANTAGE DATA TRANSFORMER ENTERPRISE METADATA EDITION OEE PACKCODE
ADVANTAGE DATA TRANSPORT
ADVANTAGE DATA TRANSPORT FOR LINUX MAINFRAME
ADVANTAGE DATE SIMULATOR
ADVANTAGE EDBC
ADVANTAGE EDBC CLIENT
ADVANTAGE EDBC CLIENT FOR LINUX MAINFRAME
ADVANTAGE EDBC FOR DATACOM
ADVANTAGE EDBC FOR DB2
ADVANTAGE EDBC FOR IDMS
ADVANTAGE EDBC FOR IMS
ADVANTAGE EDBC FOR VSAM
ADVANTAGE ENTERPRISE ACCESS FOR INFORMIX
ADVANTAGE ENTERPRISE ACCESS FOR INFORMIX
ADVANTAGE ENTERPRISE ACCESS FOR INFORMIX
ADVANTAGE ENTERPRISE ACCESS FOR INFORMIX
ADVANTAGE ENTERPRISE ACCESS FOR MS SQL SERVER
ADVANTAGE ENTERPRISE ACCESS FOR ORACLE
ADVANTAGE ENTERPRISE ACCESS FOR ORACLE
ADVANTAGE ENTERPRISE ACCESS FOR ORACLE
ADVANTAGE ENTERPRISE ACCESS FOR ORACLE
ADVANTAGE ENTERPRISE ACCESS FOR ORACLE
ADVANTAGE ENTERPRISE ACCESS FOR ORACLE
ADVANTAGE ENTERPRISE ACCESS FOR RMS
ADVANTAGE ENTERPRISE ACCESS FOR SYBASE
ADVANTAGE ENTERPRISE ACCESS FOR SYBASE
ADVANTAGE ENTERPRISE ACCESS FOR SYBASE
ADVANTAGE ENTERPRISE ACCESS FOR SYBASE
ADVANTAGE GEN CANAM DATA COMPOSER
ADVANTAGE GEN CANAM REPORT COMPOSER
ADVANTAGE GEN CANAM REPORT COMPOSER WEB GENERATION OPTION
ADVANTAGE GEN CANAM TEST COMPOSER
ADVANTAGE GEN CANAM WEBVU REPORT SERVER

ADVANTAGE GEN CANAM WEBVU REPORT SERVER
ADVANTAGE GEN CANAM WEBVU REPORT SERVER
ADVANTAGE GEN CANAM XML COMPOSER
ADVANTAGE GEN COMMUNICATION BASE MANAGER
ADVANTAGE GEN COMMUNICATIONS BRIDGE SERVER
ADVANTAGE GEN COMMUNICATIONS CLIENT MANAGER
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION ENVIRONMENT OPTION FOR CICS
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION ENVIRONMENT OPTION FOR IMS/DC
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION SERVER
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION SERVER
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION SERVER
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION SERVER
ADVANTAGE GEN ENCYCLOPEDIA CONSTRUCTION SERVER
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO MVS
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO OPENVMS
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO TANDEM
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO UNIX
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO WINDOWS 3.1
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO WINDOWS 95
ADVANTAGE GEN ENCYCLOPEDIA CROSS GENERATION TO WINDOWS/NT
ADVANTAGE GEN ENCYCLOPEDIA CROSS SERVER
ADVANTAGE GEN ENCYCLOPEDIA SERVER
ADVANTAGE GEN ENCYCLOPEDIA SERVER
ADVANTAGE GEN ENCYCLOPEDIA SERVER
ADVANTAGE GEN ENCYCLOPEDIA SERVER
ADVANTAGE GEN ENCYCLOPEDIA UPDATE API
ADVANTAGE GEN ENCYCLOPEDIA UPDATE API
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN IMPLEMENTATION TOOLSET
ADVANTAGE GEN MIDDLEWARE CICS ESI
ADVANTAGE GEN MIDDLEWARE DCE
ADVANTAGE GEN MIDDLEWARE DCE
ADVANTAGE GEN MIDDLEWARE DCE
ADVANTAGE GEN MIDDLEWARE ENCINA
ADVANTAGE GEN MIDDLEWARE ENCINA
ADVANTAGE GEN MIDDLEWARE MQ SERIES
ADVANTAGE GEN MIDDLEWARE MQ SERIES

ADVANTAGE GEN MIDDLEWARE MQ SERIES
ADVANTAGE GEN MIDDLEWARE TCP/IP
ADVANTAGE GEN MIDDLEWARE TUXEDO
ADVANTAGE GEN MIDDLEWARE TUXEDO
ADVANTAGE GEN PROXY PROGRAMMING INTERFACE OPTION FOR C
ADVANTAGE GEN PROXY PROGRAMMING INTERFACE OPTION FOR COM
ADVANTAGE GEN PROXY PROGRAMMING INTERFACE OPTION FOR JAVA
ADVANTAGE GEN TCP/IP DIRECT CONNECT OPTION FOR CICS
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN TRANSACTION ENABLER USER FUNNEL
ADVANTAGE GEN WEB GENERATION
ADVANTAGE GEN WORKSTATION ANALYST TO DEVELOPER CONVERSION
ADVANTAGE GEN WORKSTATION ANALYST TOOLSET
ADVANTAGE GEN WORKSTATION ANALYST TOOLSET
ADVANTAGE GEN WORKSTATION ANALYST TOOLSET SECURED
ADVANTAGE GEN WORKSTATION ANALYST TOOLSET SECURED
ADVANTAGE GEN WORKSTATION CONNECTOR FOR COBOL
ADVANTAGE GEN WORKSTATION CONSTRUCTION TOOLSET
ADVANTAGE GEN WORKSTATION CONSTRUCTION TOOLSET
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO MVS
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO OPENVMS
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO OS/2
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO TANDEM
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO UNIX
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO WIN NT / 2000
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO WINDOWS 3.1
ADVANTAGE GEN WORKSTATION CROSS GENERATION TO WINDOWS 95/98
ADVANTAGE GEN WORKSTATION DEVELOPER TOOLSET
ADVANTAGE GEN WORKSTATION DEVELOPER TOOLSET
ADVANTAGE GEN WORKSTATION DEVELOPER TOOLSET SECURED
ADVANTAGE GEN WORKSTATION DEVELOPER TOOLSET SECURED

ADVANTAGE GEN WORKSTATION ENCYCLOPEDIA CONSTRUCTION CLIENT
ADVANTAGE GEN WORKSTATION ENCYCLOPEDIA CONSTRUCTION CLIENT
ADVANTAGE INFOREFINER
ADVANTAGE INFOSESSION
ADVANTAGE INFOTRANSPORT
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE DISTRIBUTED OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE FOR LINUX MAINFRAME
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE REPLICATOR OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS

ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR CICS
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR ENCINA
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE TP MONITOR OPTION FOR TUXEDO
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION

ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION
ADVANTAGE INGRES ENTERPRISE RELATIONAL DATABASE WEB DEPLOYMENT OPTION
ADVANTAGE INGRES UPFRONT EDITOR FOR WINDOWS 32 BIT
ADVANTAGE INGRES UPFRONT RUNTIME FOR WINDOWS 32 BIT
ADVANTAGE INTEGRATION SERVER
ADVANTAGE INTRACCESS
ADVANTAGE JOE
ADVANTAGE JOE
ADVANTAGE OBJECTFORGE
ADVANTAGE OLQ ONLINE QUERY FOR CA-IDMS
ADVANTAGE OLQ ONLINE QUERY FOR CA-IDMS
ADVANTAGE OLQ ONLINE QUERY FOR CA-IDMS
ADVANTAGE OPENROAD DEVELOPMENT
ADVANTAGE PLEX FOR DISTRIBUTED SYSTEMS
ADVANTAGE PLEX GENERATOR FOR 5250
ADVANTAGE PLEX GENERATOR FOR 5250
ADVANTAGE PLEX WEBSYDIAN ENTERPRISE DEVELOPER SUITE
ADVANTAGE PLEX WEBSYDIAN ENTERPRISE JASMINE PORTAL DEVELOPER SOFTWARE PATTERN
ADVANTAGE PLEX WEBSYDIAN ENTERPRISE TRANSACXML DEVELOPER SOFTWARE PATTERN
ADVANTAGE PLEX WEBSYDIAN ENTERPRISE WEB DEVELOPER SOFTWARE PATTERN
ADVANTAGE PLEX WEBSYDIAN ENTERPRISE WEBSHOP DEVELOPER SOFTWARE PATTERN
ADVANTAGE PLEX WEBSYDIAN ENTERPRISE WIRELESS DEVELOPER SOFTWARE PATTERN
ADVANTAGE PLEX WEBSYDIAN PARALLEL KEEP ALIVE CGI
ADVANTAGE PLEX WEBSYDIAN PARALLEL KEEP ALIVE SERVLET
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE PRIMARY SERVER ADD ON
ADVANTAGE QWIK
ADVANTAGE REPORT FACILITY FOR CICS
ADVANTAGE REPORT FACILITY FOR IMS

ADVANTAGE REPORT FACILITY FOR TSO
ADVANTAGE REPOSITORY
ADVANTAGE REPOSITORY DATA SHOPPER OPTION
ADVANTAGE REPOSITORY DATA SHOPPER OPTION FOR WINDOWS
ADVANTAGE REPOSITORY DATA TRANSFORMER UPGRADE
ADVANTAGE REPOSITORY ENGINE FOR DISTRIBUTED SYSTEMS
ADVANTAGE REPOSITORY EXCHANGE FOR ACTIVEX
ADVANTAGE REPOSITORY EXCHANGE FOR ACTIVEX
ADVANTAGE REPOSITORY EXCHANGE FOR ASSEMBLER
ADVANTAGE REPOSITORY EXCHANGE FOR BMC CHANGE MANAGER
ADVANTAGE REPOSITORY EXCHANGE FOR C/C++ HEADERS
ADVANTAGE REPOSITORY EXCHANGE FOR C/C++ HEADERS
ADVANTAGE REPOSITORY EXCHANGE FOR C/C++ HEADERS
ADVANTAGE REPOSITORY EXCHANGE FOR CA-IDMS
ADVANTAGE REPOSITORY EXCHANGE FOR CA-IDMS
ADVANTAGE REPOSITORY EXCHANGE FOR CA-IDMS
ADVANTAGE REPOSITORY EXCHANGE FOR COBOL
ADVANTAGE REPOSITORY EXCHANGE FOR COBOL
ADVANTAGE REPOSITORY EXCHANGE FOR COBOL
ADVANTAGE REPOSITORY EXCHANGE FOR COOL:DBA
ADVANTAGE REPOSITORY EXCHANGE FOR COOL:DBA
ADVANTAGE REPOSITORY EXCHANGE FOR COOL:DBA
ADVANTAGE REPOSITORY EXCHANGE FOR COOL:ENTERPRISE
ADVANTAGE REPOSITORY EXCHANGE FOR DB2
ADVANTAGE REPOSITORY EXCHANGE FOR DB2
ADVANTAGE REPOSITORY EXCHANGE FOR DEVELOPER GEN
ADVANTAGE REPOSITORY EXCHANGE FOR ENDEVOR
ADVANTAGE REPOSITORY EXCHANGE FOR IBM DATA DICTIONARY
ADVANTAGE REPOSITORY EXCHANGE FOR IMS
ADVANTAGE REPOSITORY EXCHANGE FOR INFORMIX
ADVANTAGE REPOSITORY EXCHANGE FOR INFORMIX
ADVANTAGE REPOSITORY EXCHANGE FOR JAVA
ADVANTAGE REPOSITORY EXCHANGE FOR JAVA
ADVANTAGE REPOSITORY EXCHANGE FOR JAVA
ADVANTAGE REPOSITORY EXCHANGE FOR JCL
ADVANTAGE REPOSITORY EXCHANGE FOR JCL
ADVANTAGE REPOSITORY EXCHANGE FOR JCL
ADVANTAGE REPOSITORY EXCHANGE FOR MICROSOFT SQL SERVER
ADVANTAGE REPOSITORY EXCHANGE FOR MICROSOFT SQL SERVER
ADVANTAGE REPOSITORY EXCHANGE FOR ODBC
ADVANTAGE REPOSITORY EXCHANGE FOR ODBC
ADVANTAGE REPOSITORY EXCHANGE FOR ORACLE
ADVANTAGE REPOSITORY EXCHANGE FOR ORACLE
ADVANTAGE REPOSITORY EXCHANGE FOR ORACLE
ADVANTAGE REPOSITORY EXCHANGE FOR ORACLE DESIGNER
ADVANTAGE REPOSITORY EXCHANGE FOR ORACLE DESIGNER
ADVANTAGE REPOSITORY EXCHANGE FOR PEOPLESOFT
ADVANTAGE REPOSITORY EXCHANGE FOR PEOPLESOFT
ADVANTAGE REPOSITORY EXCHANGE FOR PL1
ADVANTAGE REPOSITORY EXCHANGE FOR POWERBUILDER
ADVANTAGE REPOSITORY EXCHANGE FOR POWERBUILDER

ADVANTAGE REPOSITORY EXCHANGE FOR POWERBUILDER
ADVANTAGE REPOSITORY EXCHANGE FOR SAP R/3
ADVANTAGE REPOSITORY EXCHANGE FOR SAP R/3
ADVANTAGE REPOSITORY EXCHANGE FOR SAS
ADVANTAGE REPOSITORY EXCHANGE FOR SQL
ADVANTAGE REPOSITORY EXCHANGE FOR SQL
ADVANTAGE REPOSITORY EXCHANGE FOR SQL
ADVANTAGE REPOSITORY EXCHANGE FOR SQL
ADVANTAGE REPOSITORY EXCHANGE FOR SYBASE
ADVANTAGE REPOSITORY EXCHANGE FOR SYBASE
ADVANTAGE REPOSITORY EXCHANGE FOR SYBASE
ADVANTAGE REPOSITORY EXCHANGE FOR TANDEM NON-STOP SQL
ADVANTAGE REPOSITORY EXCHANGE FOR TERADATA
ADVANTAGE REPOSITORY EXCHANGE FOR UDB
ADVANTAGE REPOSITORY EXCHANGE FOR VISUAL BASIC
ADVANTAGE REPOSITORY EXCHANGE FOR VISUAL BASIC
ADVANTAGE REPOSITORY EXCHANGE FOR VISUAL BASIC
ADVANTAGE REPOSITORY EXCHANGE FOR VISUAL C/C++
ADVANTAGE REPOSITORY EXCHANGE FOR VISUAL C/C++
ADVANTAGE REPOSITORY EXCHANGE FOR VISUAL C/C++
ADVANTAGE REPOSITORY FOR DISTRIBUTED SYSTEMS
ADVANTAGE SOLVE:FTS DATA TRANSFER
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TARGET SYSTEM
ADVANTAGE TESTPRO
ADVANTAGE VISION:BUILDER
ADVANTAGE VISION:BUILDER
ADVANTAGE VISION:BUILDER
ADVANTAGE VISION:BUILDER INTERFACE FOR DL/I
ADVANTAGE VISION:BUILDER INTERFACE TO DB2
ADVANTAGE VISION:BUILDER INTERFACE TO DB2
ADVANTAGE VISION:BUILDER INTERFACE TO DB2
ADVANTAGE VISION:BUILDER INTERFACE TO GDBI
ADVANTAGE VISION:BUILDER INTERFACE TO GDBI
ADVANTAGE VISION:BUILDER INTERFACE TO GDBI
ADVANTAGE VISION:BUILDER INTERFACE TO GDBI
ADVANTAGE VISION:BUILDER INTERFACE TO GDBI

ADVANTAGE VISION:BUILDER INTERFACE TO GDBI
ADVANTAGE VISION:EXCEL
ADVANTAGE VISION:EXCEL
ADVANTAGE VISION:EXCEL
ADVANTAGE VISION:INFORM FOR IMS/DC AND IMS/TM
ADVANTAGE VISION:INFORM INTERFACE TO CICS
ADVANTAGE VISION:INFORM INTERFACE TO DB2
ADVANTAGE VISION:INFORM INTERFACE TO GDBI
ADVANTAGE VISION:INFORM INTERFACE TO IMS/DC AND IMS/TM
ADVANTAGE VISION:INQUIRY FOR CICS
ADVANTAGE VISION:INQUIRY FOR DB2
ADVANTAGE VISION:INQUIRY FOR IMS
ADVANTAGE VISION:REPORT
ADVANTAGE VISION:REPORT
ADVANTAGE VISION:REPORT
ADVANTAGE VISION:REPORT INTERFACE FOR DL/I
ADVANTAGE VISION:REPORT INTERFACE TO CA-IDMS/DB
ADVANTAGE VISION:REPORT INTERFACE TO CA-IDMS/DB
ADVANTAGE VISION:REPORT INTERFACE TO DB2
ADVANTAGE VISION:REPORT INTERFACE TO DB2
ADVANTAGE VISION:REPORT INTERFACE TO IMS/DB FULL-FUNCTION
ADVANTAGE VISION:RESULTS
ADVANTAGE VISION:RESULTS
ADVANTAGE VISION:RESULTS
ADVANTAGE VISION:RESULTS INTERFACE TO DB2 FULL-FUNCTION
ADVANTAGE VISION:RESULTS INTERFACE TO DB2 FULL-FUNCTION
ADVANTAGE VISION:RESULTS INTERFACE TO DB2 READ-ONLY
ADVANTAGE VISION:RESULTS INTERFACE TO IMS/DB FULL-FUNCTION
ADVANTAGE VISION:RESULTS INTERFACE TO IMS/DB READ-ONLY
ADVANTAGE VISION:RESULTS WITH VISION:SIXTY
ADVANTAGE VISION:RESULTS WITH VISION:SIXTY
ADVANTAGE VISION:RESULTS WITH VISION:SIXTY
ADVANTAGE VISION:SIXTY
ADVANTAGE VISION:SIXTY
ADVANTAGE VISION:SIXTY
ADVANTAGE VISION:TRANSACT FOR CICS
ADVANTAGE VISION:TRANSACT FOR IMS
ADVANTAGE VISION:TRANSACT INTERFACE TO DB2
ADVANTAGE VISION:TWO
ADVANTAGE VISION:TWO
ADVANTAGE VISION:TWO
ADVANTAGE VISION:TWO INTERFACE FOR DL/I
ADVANTAGE VISION:TWO INTERFACE TO DB2
ADVANTAGE VISION:TWO INTERFACE TO DB2
ADVANTAGE VISION:TWO INTERFACE TO DB2
ADVANTAGE VISON:FORMS
ADVANTAGE VISON:FORMS
ADVANTAGE VISON:RESULTS FOR DL/I FULL FUNCTION
ADVANTAGE VISON:RESULTS INTERFACE FOR DL/I READ ONLY
ADVANTAGE VISON:RESULTS INTERFACE TO IDMS/DB FULL-FUNCTION
ADVANTAGE VISON:RESULTS INTERFACE TO IDMS/DB FULL-FUNCTION

ADVANTAGE VISON:RESULTS INTERFACE TO IDMS/DB READ-ONLY
ADVANTAGE VISON:RESULTS INTERFACE TO IDMS/DB READ-ONLY
ADVANTAGE VISUAL APPLICATION MANAGER—LAN USER
ADVANTAGE VISUAL APPLICATION MANAGER—SINGLE USER
ADVANTAGE VISUAL APPLICATION MANAGER HOST
ADVANTAGE VM:WEBGATEWAY
ALLFUSION ADVISOR
ALLFUSION ASG—REQUIREMENTS ENGINEERING
ALLFUSION ASG—REQUIREMENTS ENGINEERING
ALLFUSION CA-FLEE
ALLFUSION CA-LIBRARIAN
ALLFUSION CA-LIBRARIAN
ALLFUSION CA-LIBRARIAN
ALLFUSION CA-LIBRARIAN ACCESS METHOD
ALLFUSION CA-LIBRARIAN ACCESS METHOD
ALLFUSION CA-LIBRARIAN BASE
ALLFUSION CA-LIBRARIAN BASE
ALLFUSION CA-LIBRARIAN TSO/ISPF SUPPORT
ALLFUSION CA-PAN/LCM
ALLFUSION CA-PAN/LCM
ALLFUSION CA-PAN/LCM
ALLFUSION CA-PAN/LCM
ALLFUSION CA-PAN/LCM
ALLFUSION CA-PAN/LCM 2—100 USERS
ALLFUSION CA-PAN/LCM 2—100 USERS
ALLFUSION CA-PAN/LCM 2—100 USERS
ALLFUSION CA-PAN/LCM 101—250 USERS
ALLFUSION CA-PAN/LCM 101—250 USERS
ALLFUSION CA-PAN/LCM 101—250 USERS
ALLFUSION CA-PAN/LCM 251—500 USERS
ALLFUSION CA-PAN/LCM 251—500 USERS
ALLFUSION CA-PAN/LCM 251—500 USERS
ALLFUSION CA-PAN/LCM 501—2,000 USERS
ALLFUSION CA-PAN/LCM 501—2,000 USERS
ALLFUSION CA-PAN/LCM 501—2,000 USERS
ALLFUSION CA-PAN/LCM CONFIGURATION MANAGER OPTION
ALLFUSION CA-PANAPT
ALLFUSION CA-PANAPT JCLCHECK DEVELOPER EDITION
ALLFUSION CA-PANAPT OPTION FOR DB2
ALLFUSION CA-PANEXEC
ALLFUSION CA-PANVALET
ALLFUSION CA-PANVALET
ALLFUSION CA-PANVALET CMS OPTION
ALLFUSION CA-PANVALET CMS OPTION
ALLFUSION CA-PANVALET ICCF OPTION
ALLFUSION CA-PANVALET ISPF OPTION
ALLFUSION CA-PANVALET TSO OPTION
ALLFUSION CA-PFF
ALLFUSION CA-VMLIB FOR OS/390
ALLFUSION CA-VMLIB FOR VSE
ALLFUSION CA-VOLLIE

ALLFUSION CCC/HARVEST POWERGEN
ALLFUSION COMPONENT MODELER
ALLFUSION DATA MODEL VALIDATOR
ALLFUSION ENDEVOR CHANGE MANAGER
ALLFUSION ENDEVOR CHANGE MANAGER AUTOMATED CONFIGURATION OPTION
ALLFUSION ENDEVOR CHANGE MANAGER CSP OPTION
ALLFUSION ENDEVOR CHANGE MANAGER EXTENDED PROCESSORS OPTION
ALLFUSION ENDEVOR CHANGE MANAGER FOOTPRINT SYNCHRONIZATION OPTION
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR CA-LIBRARIAN
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR CA-NETMAN
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR CA-PANVALET
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR CA-ROSCOE
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR EXTERNAL SECURITY
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR IBM INFORMATION/MGMT
ALLFUSION ENDEVOR CHANGE MANAGER INTERFACE FOR NATURAL
ALLFUSION ENDEVOR CHANGE MANAGER LINK OPTION
ALLFUSION ENDEVOR CHANGE MANAGER OPTION FOR DB2
ALLFUSION ENDEVOR CHANGE MANAGER OPTION FOR REMOTE DB2
ALLFUSION ENDEVOR CHANGE MANAGER PARALLEL DEVELOPMENT
ALLFUSION ENDEVOR CHANGE MANAGER PARALLEL DEVELOPMENT OPTION
ALLFUSION ENDEVOR CHANGE MANAGER QUICK EDIT OPTION
ALLFUSION ENDEVOR CHANGE MANAGER WEBSTATION OPTION
ALLFUSION ENDEVOR CHANGE MANAGER WORKSTATION
ALLFUSION ENDEVOR/DB CHANGE MANAGER FOR CA-IDMS
ALLFUSION ERWIN DATA MODELER
ALLFUSION ERWIN DATA MODELER OPTION FOR PEOPLESOFT
ALLFUSION ERWIN DATA MODELER OPTION FOR PEOPLESOFT
ALLFUSION GANTTHEAD 2000 PROCESS LIBRARY
ALLFUSION GLOBAL BEST PRACTICES LIBRARY
ALLFUSION HARVEST CHANGE MANAGER
ALLFUSION HARVEST CHANGE MANAGER
ALLFUSION HARVEST CHANGE MANAGER
ALLFUSION HARVEST CHANGE MANAGER
ALLFUSION HARVEST CHANGE MANAGER
ALLFUSION HARVEST CHANGE MANAGER BUNDLE
ALLFUSION HARVEST CHANGE MANAGER BUNDLE
ALLFUSION HARVEST CHANGE MANAGER BUNDLE
ALLFUSION HARVEST CHANGE MANAGER BUNDLE
ALLFUSION HARVEST CHANGE MANAGER BUNDLE
ALLFUSION HARVEST CHANGE MANAGER OPTION FOR OPENMAKE
ALLFUSION HARVEST CHANGE MANAGER ORACLE RUNTIME OPTION
ALLFUSION HARVEST CHANGE MANAGER ORACLE RUNTIME OPTION
ALLFUSION HARVEST CHANGE MANAGER ORACLE RUNTIME OPTION
ALLFUSION HARVEST CHANGE MANAGER ORACLE RUNTIME OPTION
ALLFUSION HARVEST CHANGE MANAGER ORACLE RUNTIME OPTION
ALLFUSION HARVEST CHANGE MANAGER SDK OPTION
ALLFUSION MODEL MANAGER
ALLFUSION MODEL NAVIGATOR
ALLFUSION MODELING SUITE

ALLFUSION PROCESS CATALYSIS PROFESSIONAL
ALLFUSION PROCESS ENGINEER
ALLFUSION PROCESS LIBRARY
ALLFUSION PROCESS MGMT SUITE
ALLFUSION PROCESS MODELER
ALLFUSION PROJECT ENGINEER
ALLFUSION PROJECT OFFICE CONSOLE
ALLFUSION PROJECT PLANNER
ALLFUSION PROJECT TIMESHEET
ALLFUSION RAPID IMPLEMENTATION MANAGER
ALLFUSION SAPHIR EXTRACTOR/BROWSER/ERWIN INTERFACE
ALLFUSION SAPHIR EXTRACTOR/ERWIN INTERFACE
ALLFUSION WEB PROCESS LIBRARY
BRIGHTSTOR CA-1 TAPE MGMT
BRIGHTSTOR CA-1 TAPE MGMT COPYCAT UTILITY
BRIGHTSTOR CA-1 TAPE MGMT DISTRIBUTED AGENT
BRIGHTSTOR CA-1 TAPE MGMT WORKSTATION OPTION
BRIGHTSTOR CA-ALLOCATE DASD SPACE AND PLACEMENT
BRIGHTSTOR CA-ALLOCATE DASD SPACE AND PLACEMENT QUOTA OPTION
BRIGHTSTOR CA-ALLOCATE DASD SPACE AND PLACEMENT WITH QUOTA MANAGER
BRIGHTSTOR CA-ASM2 BACKUP AND RESTORE
BRIGHTSTOR CA-ASM2 BACKUP AND RESTORE WORKSTATION
BRIGHTSTOR CA-ASTEX PERFORMANCE
BRIGHTSTOR CA-ASTEX PERFORMANCE CACHE MANAGER
BRIGHTSTOR CA-ASTEX PERFORMANCE DASD MANAGER
BRIGHTSTOR CA-ASTEX PERFORMANCE MIGRATION MANAGER
BRIGHTSTOR CA-ASTEX PERFORMANCE STORAGE MANAGER
BRIGHTSTOR CA-COMPRESS DATA COMPRESSION
BRIGHTSTOR CA-COMPRESS DATA COMPRESSION FOR DB2
BRIGHTSTOR CA-COMPRESS DATA COMPRESSION FOR IMS
BRIGHTSTOR CA-CREWS CATALOG RECOVERY
BRIGHTSTOR CA-DASDCHECK
BRIGHTSTOR CA-DISK BACKUP AND RESTORE
BRIGHTSTOR CA-DISK BACKUP AND RESTORE FOR UNIX SYSTEM SERVICES
BRIGHTSTOR CA-DYNAM FASTVTOC
BRIGHTSTOR CA-DYNAM/D DISK MGMT
BRIGHTSTOR CA-DYNAM/FI FILE INDEPENDENCE
BRIGHTSTOR CA-DYNAM/T TAPE MGMT
BRIGHTSTOR CA-DYNAM/T TAPE MGMT
BRIGHTSTOR CA-DYNAM/TLMS TAPE MGMT
BRIGHTSTOR CA-DYNAM/TLMS TAPE MGMT COPYCAT UTILITY
BRIGHTSTOR CA-DYNAM/TLMS TAPE MGMT DISTRIBUTED AGENT
BRIGHTSTOR CA-DYNAM/TLMS TAPE MGMT WORKSTATION OPTION
BRIGHTSTOR CA-EPIC
BRIGHTSTOR CA-EPIC DISK MGMT
BRIGHTSTOR CA-EPIC TAPE MGMT
BRIGHTSTOR CA-EXTEND/DASD VSAM COMPRESSION
BRIGHTSTOR CA-EXTEND/DASD VSAM COMPRESSION
BRIGHTSTOR CA-FAVER VSAM DATA PROTECTION
BRIGHTSTOR CA-FAVER2 VSAM DATA PROTECTION

BRIGHTSTOR CA-FILESAVE RCS AUTOMATED RECOVERY
BRIGHTSTOR CA-HYPER-BUF VSAM BUFFER OPTIMIZER
BRIGHTSTOR CA-HYPER-BUF VSAM BUFFER OPTIMIZER
BRIGHTSTOR CA-MASTERCAT VSAM CATALOG MGMT
BRIGHTSTOR CA-MASTERCAT VSAM CATALOG MGMT
BRIGHTSTOR CA-PDSMAN PDS LIBRARY MGMT (ALL COMPONENTS)
BRIGHTSTOR CA-PDSMAN PDS LIBRARY MGMT AUDITING & COMPARISON
BRIGHTSTOR CA-PDSMAN PDS LIBRARY MGMT EXTENDED PRODUCTIVITY
BRIGHTSTOR CA-PDSMAN PDS LIBRARY MGMT LLA EXTENSIONS AND PERFORMANCE
BRIGHTSTOR CA-PDSMAN PDS LIBRARY MGMT MEMBER AND LIBRARY TOOLS
BRIGHTSTOR CA-PDSMAN PDS LIBRARY MGMT SPACE MGMT AND FASTCOPY
BRIGHTSTOR CA-RSVP
BRIGHTSTOR CA-SHAREOPTION/5
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER ALLOCATION OPTION
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER AUTOMATION OPTION
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER CA-DISK INTERFACE
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER CLIENT ACCESS OPTION
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER DATABASE OPTION
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER INTERFACE FOR DFSMSHSM
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER INTERFACE FOR USS
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER QUOTA OPTION
BRIGHTSTOR CA-VANTAGE STORAGE RESOURCE MANAGER TAPE RESOURCE OPTION
BRIGHTSTOR CA-VSAMAID VSAM TOOLS
BRIGHTSTOR CA-VSAMAID VSAM TOOLS
BRIGHTSTOR CA-VTAPE VIRTUAL TAPE SYSTEM
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR AS/400
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR INFORMIX
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR INFORMIX
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR INFORMIX
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR INFORMIX
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR INFORMIX
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR LINUX ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR LINUX NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR LOTUS NOTES
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR LOTUS NOTES
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR LOTUS NOTES
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR LOTUS NOTES
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR MICROSOFT EXCHANGE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR MICROSOFT SQL SERVER
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR NETWARE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR OPEN FILES
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR OPEN FILES
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR OPENVMS
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE

BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE TIMEFINDER
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE TIMEFINDER
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR ORACLE TIMEFINDER
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SAP R/3
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SAP R/3
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SAP R/3
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SAP R/3
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SYBASE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SYBASE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR SYBASE
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR UNIX ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR UNIX NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR WINDOWS DESKTOP ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR WINDOWS DESKTOP NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR WINDOWS NT/2000 ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP AGENT FOR WINDOWS NT/2000 NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP IMAGE OPTION
BRIGHTSTOR ENTERPRISE BACKUP NAS OPTION
BRIGHTSTOR ENTERPRISE BACKUP NAS OPTION
BRIGHTSTOR ENTERPRISE BACKUP NAS OPTION
BRIGHTSTOR ENTERPRISE BACKUP NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP NON ENCRYPTED
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR IBM 3494
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR IBM 3494
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR IBM 3494
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR IBM 3494
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR STORAGETEK ACSLS
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR STORAGETEK ACSLS
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR STORAGETEK ACSLS
BRIGHTSTOR ENTERPRISE BACKUP OPTION FOR STORAGETEK ACSLS
BRIGHTSTOR ENTERPRISE BACKUP SAN OPTION
BRIGHTSTOR ENTERPRISE BACKUP SAN OPTION
BRIGHTSTOR ENTERPRISE BACKUP SAN OPTION
BRIGHTSTOR ENTERPRISE BACKUP SAN OPTION
BRIGHTSTOR ENTERPRISE BACKUP SAN OPTION
BRIGHTSTOR ENTERPRISE BACKUP SERVERLESS BACKUP AGENT FOR ORACLE
BRIGHTSTOR ENTERPRISE BACKUP SERVERLESS BACKUP AGENT FOR ORACLE
BRIGHTSTOR ENTERPRISE BACKUP SERVERLESS OPTION
BRIGHTSTOR ENTERPRISE BACKUP TAPE LIBRARY OPTION

BRIGHTSTOR ENTERPRISE BACKUP TAPE LIBRARY OPTION
BRIGHTSTOR ENTERPRISE BACKUP TAPE LIBRARY OPTION
BRIGHTSTOR ENTERPRISE BACKUP TAPE LIBRARY OPTION
BRIGHTSTOR ENTERPRISE BACKUP TAPE LIBRARY OPTION
BRIGHTSTOR ENTERPRISE BACKUP TAPE RAID OPTION
BRIGHTSTOR HIGH-AVAILABILITY MANAGER
BRIGHTSTOR MOBILE BACKUP
BRIGHTSTOR PORTAL
BRIGHTSTOR STORAGE RESOURCE MANAGER
BRIGHTSTOR STORAGE RESOURCE MANAGER ALEXANDRIA OPTION
BRIGHTSTOR STORAGE RESOURCE MANAGER ARCSERVE BACKUP OPTION
BRIGHTSTOR STORAGE RESOURCE MANAGER ENTERPRISE BACKUP OPTION
BRIGHTSTOR STORAGE RESOURCE MANAGER MANAGED SERVER
BRIGHTSTOR STORAGE RESOURCE MANAGER MANAGED SERVER
BRIGHTSTOR STORAGE RESOURCE MANAGER MANAGED SERVER
BRIGHTSTOR STORAGE RESOURCE MANAGER MANAGED SERVER
BRIGHTSTOR STORAGE RESOURCE MANAGER MANAGED SERVER FOR NETAPP FILER
BRIGHTSTOR STORAGE RESOURCE MANAGER OPTION FOR MICROSOFT EXCHANGE
BRIGHTSTOR STORAGE RESOURCE MANAGER OPTION FOR ORACLE
BRIGHTSTOR STORAGE RESOURCE MANAGER OPTION FOR ORACLE
BRIGHTSTOR STORAGE RESOURCE MANAGER OPTION FOR TIVOLI STORAGE MANAGER
BRIGHTSTOR UNICENTER OPTION
BRIGHTSTOR VM:ARCHIVER
BRIGHTSTOR VM:BACKUP
BRIGHTSTOR VM:MIGRATE
BRIGHTSTOR VM:TAPE
CA INTEGRATED COLLECTION MGMT SYSTEM—SERVER
CA INTEGRATED COLLECTION MGMT SYSTEM—WORKSTATION
CA VM:MANAGER VM MGMT SUITE
CA VM:MANAGER VM MGMT SUITE WITH ETRUST CA-ACF2 FOR MAINFRAME LINUX
CA VM:MANAGER VM MGMT SUITE WITH ETRUST CA-TOPSECRET FOR MAINFRAME LINUX
CLEVERPATH AION BUSINESS RULES ADVANCED BUILDER OPTION—DEPLOYMENT LICENSE
CLEVERPATH AION BUSINESS RULES ADVANCED BUILDER OPTION—DEVELOPMENT LICENSE
CLEVERPATH AION BUSINESS RULES APPLICATION SERVICES OPTION
CLEVERPATH AION BUSINESS RULES CICS DEPLOYMENT
CLEVERPATH AION BUSINESS RULES DEPLOYMENT LICENSE
CLEVERPATH AION BUSINESS RULES EXPERT
CLEVERPATH AION BUSINESS RULES EXPERT
CLEVERPATH AION BUSINESS RULES IMS DEPLOYMENT
CLEVERPATH AION BUSINESS RULES PC CLIENT OPTION
CLEVERPATH AION BUSINESS RULES REMOTE BATCH OPTION
CLEVERPATH AION BUSINESS RULES SERVER DEPLYMENT LICENSE
CLEVERPATH AION BUSINESS RULES SERVER DEPLYMENT LICENSE
CLEVERPATH AION BUSINESS RULES SERVER DEPLYMENT LICENSE

CLEVERPATH AION BUSINESS RULES SERVER DEPLYMENT LICENSE
CLEVERPATH AION BUSINESS RULES USER DEPLOYMENT LICENSE
CLEVERPATH CA-VISUAL EXPRESS
CLEVERPATH ENTERPRISE CONTENT MANAGER
CLEVERPATH EUREKA:REPORTER
CLEVERPATH EUREKA:REPORTER
CLEVERPATH EUREKA:REPORTER
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH EUREKA:STRATEGY
CLEVERPATH FOREST & TREES
CLEVERPATH FOREST & TREES RUNTIME OPTION
CLEVERPATH OLAP
CLEVERPATH PORTAL
CLEVERPATH PORTAL
CLEVERPATH PREDICTIVE ANALYSIS SERVER
CLEVERPATH REPORTER
CLEVERPATH REPORTER DEVELOPER CLIENT
CLEVERPATH SERVER CONSULT OPTION
ETRUST ACCESS CONTROL
ETRUST ACCESS CONTROL
ETRUST ACCESS CONTROL FOR LINUX MAINFRAME
ETRUST ACCESS CONTROL UNICENTER OPTION
ETRUST ADMIN—100 USER PACK
ETRUST ADMIN—1,000 USER PACK
ETRUST ADMIN—10,000 USER PACK
ETRUST ADMIN—100,000 USER PACK
ETRUST ADMIN—1,000,000 USER PACK
ETRUST ADMIN ACCESS CONTROL AGENT
ETRUST ADMIN ACF2 AGENT
ETRUST ADMIN EXCHANGE AGENT
ETRUST ADMIN LDAP AGENT
ETRUST ADMIN LOTUS NOTES AGENT
ETRUST ADMIN NDS AGENT
ETRUST ADMIN NOVELL AGENT
ETRUST ADMIN ORACLE AGENT
ETRUST ADMIN RACF AGENT
ETRUST ADMIN SINGLE SIGN ON AGENT
ETRUST ADMIN SYSTEMS AGENT
ETRUST ADMIN TOP SECRET AGENT
ETRUST ANTIVIRUS
ETRUST ANTIVIRUS AGENT FOR LOTUS NOTES
ETRUST ANTIVIRUS AGENT FOR MICROSOFT EXCHANGE
ETRUST ANTIVIRUS FOR EMC CELERRA
ETRUST AUDIT
ETRUST CA-ACF2 SECURITY

ETRUST CA-ACF2 SECURITY
ETRUST CA-ACF2 SECURITY OPTION FOR DB2
ETRUST CA-ACF2 SECURITY WORKSTATION OPTION
ETRUST CA-EXAMINE AUDITING
ETRUST CA-EXAMINE EXTERNAL TRAVEL VERSION
ETRUST CA-EXAMINE INTERNAL TRAVEL VERSION
ETRUST CA-TOP SECRET SECURITY
ETRUST CA-TOP SECRET SECURITY
ETRUST CA-TOP SECRET SECURITY
ETRUST CA-TOP SECRET SECURITY OPTION FOR DB2
ETRUST CA-TOP SECRET SECURITY WORKSTATION OPTION
ETRUST CONTENT INSPECTION CVP
ETRUST CONTENT INSPECTION DESKTOP
ETRUST CONTENT INSPECTION GATEWAY
ETRUST CONTENT INSPECTION MS PROXY/ISA SERVER
ETRUST CONTENT INSPECTION NETSCAPE
ETRUST CONTENT INSPECTION NETSCAPE
ETRUST DIRECTORY
ETRUST DIRECTORY FOR LINUX MAINFRAME
ETRUST FIREWALL
ETRUST INTRUSION DETECTION DUAL SERVER ELITE
ETRUST INTRUSION DETECTION DUAL SERVER STANDARD
ETRUST INTRUSION DETECTION SINGLE SERVER ELITE
ETRUST INTRUSION DETECTION SINGLE SERVER STANDARD
ETRUST INTRUSION DETECTION SINGLE SERVER URL
ETRUST INTRUSION DETECTION TWO SERVER URL
ETRUST OSCPRO
ETRUST PKI—100 USER PACK
ETRUST PKI—1,000 USER PACK
ETRUST PKI—10,000 USER PACK
ETRUST PKI—100,000 USER PACK
ETRUST PKI—1,000,000 USER PACK
ETRUST POLICY COMPLIANCE
ETRUST SINGLE SIGN ON—100 USER PACK
ETRUST SINGLE SIGN ON—1,000 USER PACK
ETRUST SINGLE SIGN ON—10,000 USER PACK
ETRUST SINGLE SIGN ON—100,000 USER PACK
ETRUST SINGLE SIGN ON—1,000,000 USER PACK
ETRUST VM:DIRECTOR
ETRUST VM:SECURE
ETRUST VPN
ICAN ASSURE
ICAN BILL
ICAN METER
ICAN PROVIDER SUITE
ICAN PROVISION
ICAN VIEW
JASMINE OBJECT DATABASE
JASMINE PUBLISHER
UNICENTER 3270 INTERFACE OPTION
UNICENTER ADVANCED NETWORK OPERATIONS

UNICENTER ARGIS ANALYSIS
UNICENTER ARGIS BARCODE
UNICENTER ARGIS REQUEST
UNICENTER ARGIS SOLUTION SUITE 5,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 10,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 20,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 30,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 40,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 60,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 80,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 100,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 120,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 160,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 200,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 240,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 300,000 ASSET RECORD PACK
UNICENTER ARGIS SOLUTION SUITE 400,000 ASSET RECORD PACK
UNICENTER ASSET MGMT
UNICENTER AUTOMATION POINT OPTION
UNICENTER AUTOSYS JOB MGMT ADAPTER FOR BAAN
UNICENTER AUTOSYS JOB MGMT ADAPTER FOR LEGATO NETWORKER
UNICENTER AUTOSYS JOB MGMT ADAPTER FOR ORACLE
UNICENTER AUTOSYS JOB MGMT ADAPTER FOR PEOPLESOFT
UNICENTER AUTOSYS JOB MGMT ADAPTER FOR SAP
UNICENTER AUTOSYS JOB MGMT AGENT
UNICENTER AUTOSYS JOB MGMT CONNECT OPTION
UNICENTER AUTOSYS JOB MGMT HIGH AVAILABILITY OPTION
UNICENTER AUTOSYS JOB MGMT REMOTE AGENT
UNICENTER AUTOSYS JOB MGMT REMOTE SYBASED BUNDLED REMOTE AGENT
UNICENTER AUTOSYS JOB MGMT REMOTE SYBASED BUNDLED SERVER
UNICENTER AUTOSYS JOB MGMT SERVER
UNICENTER AUTOSYS JOB MGMT XPERT OPTION
UNICENTER BIND ANALYZER FOR DB2
UNICENTER BUSINESS IMPACT MGMT
UNICENTER BUSINESS IMPACT MGMT
UNICENTER BUSINESS IMPACT MGMT EBUSINESS INTELLIGENCE OPTION
UNICENTER CA/OPS/MVS EVENT MGMT AND AUTOMATION INTERFACE FOR CICS
UNICENTER CA/OPS/MVS EVENT MGMT AND AUTOMATION INTERFACE FOR ESI
UNICENTER CA/OPS/MVS EVENT MGMT AND AUTOMATION INTERFACE FOR IMS
UNICENTER CA/OPS/MVS EVENT MGMT AND AUTOMATION JES3
UNICENTER CA/OPS/MVS EVENT MGMT AND AUTOMATION MULTI-SYSTEM FACILITY
UNICENTER CA/OPS/MVS EVENT MGMT AND AUTOMATION OPTION FOR JES2
UNICENTER CA-11 DISASTER RECOVERY PLANNING
UNICENTER CA-11 RESTART AND TRACKING
UNICENTER CA-24X7 HIGH-AVAILABILITY MANAGER FOR DB2
UNICENTER CA-7 JOB MGMT
UNICENTER CA-7 JOB MGMT DISTRIBUTED AGENT
UNICENTER CA-7 JOB MGMT SMART CONSOLE OPTION
UNICENTER CA-7 JOB MGMT WORKSTATION OPTION
UNICENTER CA-ACCUCHEK

UNICENTER CA-ACCUCHEK
UNICENTER CA-APAS INSIGHT MONITOR FOR ADABAS
UNICENTER CA-APAS INSIGHT MONITOR FOR ADABAS
UNICENTER CA-APCDDS AUTOMATED REPORT BALANCING
UNICENTER CA-APCDOC AUTOMATED JOB DOCUMENTATION
UNICENTER CA-BALANCING REPORT CONTROL
UNICENTER CA-BALANCING REPORT CONTROL OPTION FOR CICS
UNICENTER CA-BALANCING REPORT CONTROL OPTION FOR ISPF
UNICENTER CA-BALANCING REPORT CONTROL OPTION FOR TSO
UNICENTER CA-BALANCING REPORT CONTROL OPTION FOR VTAM
UNICENTER CA-BUNDL
UNICENTER CA-BUNDL OPTION FOR CICS
UNICENTER CA-BUNDL OPTION FOR VTAM
UNICENTER CA-CICSORT
UNICENTER CA-CONNECT
UNICENTER CA-CONVERTER
UNICENTER CA-DELIVER OUTPUT MGMT
UNICENTER CA-DELIVER OUTPUT MGMT INTERFACE FOR CICS
UNICENTER CA-DELIVER OUTPUT MGMT INTERFACE FOR IMS
UNICENTER CA-DELIVER OUTPUT MGMT INTERFACE FOR NATIVE TSO
UNICENTER CA-DELIVER OUTPUT MGMT INTERFACE FOR ROSCOE
UNICENTER CA-DELIVER OUTPUT MGMT INTERFACE FOR TSO/SPF/ISPF
UNICENTER CA-DELIVER OUTPUT MGMT OPTION FOR VTAM
UNICENTER CA-DISPATCH OUTPUT MGMT
UNICENTER CA-DRIVER JOB MGMT
UNICENTER CA-DUO
UNICENTER CA-EXPLORE PERFORMANCE MGMT
UNICENTER CA-EXPLORE PERFORMANCE MGMT
UNICENTER CA-EXPLORE PERFORMANCE MGMT FOR CICS
UNICENTER CA-EXPLORE PERFORMANCE MGMT FOR VTAM
UNICENTER CA-EXPRESS BUNDLE
UNICENTER CA-EXPRESS DELIVERY
UNICENTER CA-EXPRESS PRINT
UNICENTER CA-FAQS AUTOMATED SYSTEMS OPERATION
UNICENTER CA-FAQS PRODUCTION CONTROL SYSTEM
UNICENTER CA-FAQS PRODUCTION CONTROL SYSTEM
UNICENTER CA-INSIGHT PERFORMANCE MONITOR FOR DB2
UNICENTER CA-JARS DSA RESOURCE MGMT OPTION
UNICENTER CA-JARS PERFORMANCE MGMT FOR IMS
UNICENTER CA-JARS RESOURCE ACCOUNTING
UNICENTER CA-JARS RESOURCE ACCOUNTING
UNICENTER CA-JARS RESOURCE ACCOUNTING FOR VAX
UNICENTER CA-JARS RESOURCE ACCOUNTING SMF UTILITY
UNICENTER CA-JARS RESOURCE MGMT CA-IDMS OPTION
UNICENTER CA-JARS RESOURCE MGMT CA-IDMS OPTION
UNICENTER CA-JARS RESOURCE MGMT FOR CICS
UNICENTER CA-JARS RESOURCE MGMT FOR CICS
UNICENTER CA-JCLCHECK UTILITY
UNICENTER CA-JMR
UNICENTER CA-JOBTRAC JOB MGMT
UNICENTER CA-JOBTRAC JOB MGMT DISTRIBUTED AGENT

UNICENTER CA-JOBTRAC JOB MGMT WORKSTATION OPTION
UNICENTER CA-LPD REPORT CONVERGENCE
UNICENTER CA-MIA TAPE SHARING
UNICENTER CA-MIA TAPE SHARING
UNICENTER CA-MIC MESSAGE SHARING
UNICENTER CA-MIC MESSAGE SHARING
UNICENTER CA-MII DATA SHARING
UNICENTER CA-MIM RESOURCE SHARING
UNICENTER CA-MIM RESOURCE SHARING
UNICENTER CA-NETMAN
UNICENTER CA-NETMAN
UNICENTER CA-NETMAN DATABASE
UNICENTER CA-NETMAN FINANCIAL OPTION
UNICENTER CA-NETMAN OLCF OPTION
UNICENTER CA-NETMAN PROBLEM MGMT
UNICENTER CA-OPERA
UNICENTER CA-PLEU PROTECTION LOG EXTRACT UTILITY FOR ADABAS
UNICENTER CA-PLEU PROTECTION LOG EXTRACT UTILITY FOR ADABAS
UNICENTER CA-PMA CHARGEBACK
UNICENTER CA-PMO RUNTIME PERFORMANCE OPTIMIZER
UNICENTER CA-PROWL
UNICENTER CA-QUICKFETCH RUNTIME PERFORMANCE OPTIMIZER
UNICENTER CA-RAPS
UNICENTER CA-RAPS
UNICENTER CA-REMOTE CONSOLE
UNICENTER CA-SCHEDULER JOB MGMT
UNICENTER CA-SCHEDULER JOB MGMT
UNICENTER CA-SCHEDULER JOB MGMT DISTRIBUTED AGENT
UNICENTER CA-SCHEDULER JOB MGMT SMART CONSOLE OPTION
UNICENTER CA-SCHEDULER JOB MGMT WORKSTATION OPTION
UNICENTER CA-SMR
UNICENTER CA-SORT
UNICENTER CA-SORT
UNICENTER CA-SORT
UNICENTER CA-SORT CA-SRAM
UNICENTER CA-SORT WITH CA-SRAM
UNICENTER CA-SPACEMAN FILE MGMT FOR ADABAS
UNICENTER CA-SPACEMAN FILE MGMT FOR ADABAS
UNICENTER CA-SPOOL PRINT MGMT
UNICENTER CA-SPOOL PRINT MGMT INTERFACE FOR HP LASER
UNICENTER CA-SPOOL PRINT MGMT INTERFACE FOR MAS
UNICENTER CA-SPOOL PRINT MGMT INTERFACE FOR NATURAL
UNICENTER CA-SPOOL PRINT MGMT INTERFACE FOR NJE
UNICENTER CA-SPOOL PRINT MGMT INTERFACE FOR PSF
UNICENTER CA-SPOOL PRINT MGMT INTERFACE FOR VM/CMS
UNICENTER CA-SPOOL PRINT MGMT OPTION FOR AFP TO PCL TRANSFORMER
UNICENTER CA-SPOOL PRINT MGMT OPTION FOR AFP TO POSTSCRIPT TRANSFORMER
UNICENTER CA-SPOOL PRINT MGMT OPTION FOR PC FILE TRANSFER
UNICENTER CA-SPOOL PRINT MGMT OPTION FOR VPI
UNICENTER CA-SPOOL PRINT MGMT PACKAGE

UNICENTER CA-SRAM
UNICENTER CA-SRAM
UNICENTER CA-STX
UNICENTER CA-SYSVIEW REALTIME PERFORMANCE MGMT
UNICENTER CA-SYSVIEW REALTIME PERFORMANCE MGMT CA-DATACOM OPTION
UNICENTER CA-SYSVIEW REALTIME PERFORMANCE MGMT EVENT CAPTURE OPTION
UNICENTER CA-SYSVIEW REALTIME PERFORMANCE MGMT OPTION FOR CICS
UNICENTER CA-SYSVIEW REALTIME PERFORMANCE MGMT OPTION FOR IMS
UNICENTER CA-SYSVIEW REALTIME PERFORMANCE MGMT OPTION FOR WEBSPHERE MQ
UNICENTER CA-TELEVIEW SESSION MGMT
UNICENTER CA-TELEVIEW SESSION MGMT DISTRIBUTED OPTION
UNICENTER CA-TELEVIEW SESSION MGMT ENTRY PACKAGE
UNICENTER CA-TPX ACCESS MGMT PACKAGE
UNICENTER CA-TPX APPLICATION INTEGRATION PACKAGE
UNICENTER CA-TPX APPLICATION INTEGRATION PACKAGE
UNICENTER CA-TPX EXTENDED PACKAGE
UNICENTER CA-TPX EXTENDED PACKAGE
UNICENTER CA-TPX SESSION MGMT
UNICENTER CA-TPX SESSION MGMT
UNICENTER CA-TPX SESSION MGMT DATA COMPRESSION OPTION
UNICENTER CA-TPX SESSION MGMT DATA COMPRESSION OPTION
UNICENTER CA-TPX SESSION MGMT MAILBOX OPTION
UNICENTER CA-TPX SESSION MGMT MAILBOX OPTION
UNICENTER CA-TPX SESSION MGMT OPTION FOR ACLE
UNICENTER CA-TPX SESSION MGMT OPTION FOR ACLE
UNICENTER CA-TPX SESSION MGMT OPTION FOR WINDOWS
UNICENTER CA-TPX SESSION MGMT OPTION FOR WINDOWS
UNICENTER CA-TPX SESSION MGMT PACKAGE
UNICENTER CA-TPX SESSION MGMT PASS-THRU PRINTER OPTION
UNICENTER CA-TPX SESSION MGMT PASS-THRU PRINTER OPTION
UNICENTER CA-TPX SESSION MGMT VIEW OPTION
UNICENTER CA-TPX SESSION MGMT VIEW OPTION
UNICENTER CA-TSO/MON PERFORMANCE MGMT
UNICENTER CA-TSOPLUS
UNICENTER CA-UCANDU
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING EXTENDED RETENTION OPTION
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING INTERFACE FOR CA-ROSCOE
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING INTERFACE FOR CICS
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING INTERFACE FOR IMS
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING INTERFACE FOR NATIVE TSO
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING INTERFACE FOR TSO/SPF/ISPF
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING INTERFACE FOR VTAM
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING OPTICAL DISK OPTION

UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING PPS VIEWING OPTION FOR XEROX
UNICENTER CA-VIEW OUTPUT ARCHIVAL AND VIEWING TAPE VIEWING OPTION
UNICENTER CA-VTERM
UNICENTER CHANGE ACCUMULATION
UNICENTER COMPILE QQF
UNICENTER CONSOLE MGMT FOR OPENVMS
UNICENTER DATA COMPRESSOR FOR DB2
UNICENTER DATABASE ANALYZER FOR DB2
UNICENTER DATABASE ANALYZER FOR IMS
UNICENTER DATABASE ANALYZER FOR ORACLE
UNICENTER DATABASE COPIER FOR IMS
UNICENTER DATABASE EXTRACTOR FOR IMS
UNICENTER DATABASE ORGANIZER FOR IMS
UNICENTER DATABASE PERFORMANCE MGMT FOR INFORMIX
UNICENTER DATABASE PERFORMANCE MGMT FOR MICROSOFT SQL SERVER
UNICENTER DATABASE PERFORMANCE MGMT FOR ORACLE
UNICENTER DATABASE PERFORMANCE MGMT FOR SYBASE
UNICENTER DATABASE PERFORMANCE MGMT RESPONSE TIME ANALYZER KNOWLEDGE AGENT
UNICENTER DATABASE PERFORMANCE MGMT UNIX KNOWLEDGE AGENT
UNICENTER DATABASE PERFORMANCE MGMT WINDOWS NT KNOWLEDGE AGENT
UNICENTER DATABASE SURGEON FOR IMS
UNICENTER DBA
UNICENTER DBA FOR INFORMIX
UNICENTER DBA FOR MICROSOFT SQL SERVER
UNICENTER DBA FOR ORACLE
UNICENTER DBA FOR SYBASE
UNICENTER DC MONITOR EXTENSIONS FOR IMS
UNICENTER DETECTOR FOR DB2
UNICENTER FAST CHECK FOR DB2
UNICENTER FAST INDEX FOR DB2
UNICENTER FAST LOAD FOR DB2
UNICENTER FAST RECOVER FOR DB2
UNICENTER FAST UNLOAD FOR DB2
UNICENTER FAST UNLOAD FOR ORACLE
UNICENTER FAST UNLOAD FOR SYBASE
UNICENTER GOVERNOR FACILITY
UNICENTER HIGH PERFORMANCE ONLINE REORG FOR IMS
UNICENTER HIGH PERFORMANCE RECOVERY FOR IMS
UNICENTER IMS UTILITIES SOLUTION PACK
UNICENTER INDEX EXPERT FOR DB2
UNICENTER INDUSTRIAL PROCESS MANAGER
UNICENTER JOB MGMT FOR OPENVMS
UNICENTER JOB VISUALIZATION
UNICENTER LOG ANALYZER FOR DB2
UNICENTER LOG ANALYZER FOR ORACLE
UNICENTER LOG ANALYZER FOR SYBASE
UNICENTER LOG ANALYZER SMF AUDIT TRACE OPTION
UNICENTER LOG COMPRESS FOR DB2
UNICENTER MERGE/MODIFY FOR DB2

UNICENTER MGMT FOR LOTUS NOTES/DOMINO
UNICENTER MGMT FOR LOTUS NOTES/DOMINO
UNICENTER MGMT FOR MICROSOFT EXCHANGE
UNICENTER MGMT FOR PEOPLESOFT
UNICENTER MGMT FOR SAP R/3
UNICENTER MGMT FOR SAP R/3
UNICENTER MGMT FOR WEB SERVERS
UNICENTER MGMT FOR WEB SERVERS
UNICENTER MGMT FOR WEB SERVERS (APACHE AGENT) FOR LINUX MAINFRAME
UNICENTER MGMT FOR WEB SERVERS PROXY MANAGEMENT OPTION
UNICENTER MGMT FOR WEBLOGIC
UNICENTER MGMT FOR WEBSPHERE
UNICENTER MGMT FOR WEBSPHERE MQ
UNICENTER MGMT FOR WEBSPHERE MQ
UNICENTER MGMT PORTAL
UNICENTER MGMT QXCOM ACL/REPORTER OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM ACL/REPORTER OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM ACL/REPORTER OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM ACL/REPORTER OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM ACL/UPDATER OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM ACL/UPDATER OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM ACL/UPDATER OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM ACL/UPDATER OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM DATABASE/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM DATABASE/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM DATABASE/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM DATABASE/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM DESIGN/MONITOR OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM DESIGN/MONITOR OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM DESIGN/MONITOR OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM DESIGN/MONITOR OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM FILE/REMOTE OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM FILE/REMOTE OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS

UNICENTER MGMT QXCOM FILE/REMOTE OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM FILE/REMOTE OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM LOG/SCANNER OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM LOG/SCANNER OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM LOG/SCANNER OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM LOG/SCANNER OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM MAIL/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM MAIL/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM MAIL/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM MAIL/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—1,000 USERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—2,000 USERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—10,000 USERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—20,000 USERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—30,000 USERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—40,000 USERS
UNICENTER MGMT QXCOM REGISTRATION/EXCHANGE FOR LOTUS/DOMINO—50,000 USERS
UNICENTER MGMT QXCOM REPLICATION/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM REPLICATION/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM REPLICATION/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM REPLICATION/UTILITIES OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER MGMT QXCOM SEQUENTIAL NUMBER GENERATOR OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM SEQUENTIAL NUMBER GENERATOR OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM SEQUENTIAL NUMBER GENERATOR OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM SEQUENTIAL NUMBER GENERATOR OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS

UNICENTER MGMT QXCOM USAGE/REPORTER OPTION FOR LOTUS NOTES/DOMINO—1 SERVER
UNICENTER MGMT QXCOM USAGE/REPORTER OPTION FOR LOTUS NOTES/DOMINO—10 SERVERS
UNICENTER MGMT QXCOM USAGE/REPORTER OPTION FOR LOTUS NOTES/DOMINO—25 SERVERS
UNICENTER MGMT QXCOM USAGE/REPORTER OPTION FOR LOTUS NOTES/DOMINO—50 SERVERS
UNICENTER NETCOMPRESS DATA STREAM COMPRESSION
UNICENTER NETMASTER FILE TRANSFER MGMT
UNICENTER NETMASTER FILE TRANSFER MGMT
UNICENTER NETMASTER FILE TRANSFER MGMT
UNICENTER NETMASTER FILE TRANSFER MGMT
UNICENTER NETMASTER FILE TRANSFER MGMT
UNICENTER NETMASTER FILE TRANSFER MGMT
UNICENTER NETMASTER NETSPY
UNICENTER NETMASTER NETSPY
UNICENTER NETMASTER NETSPY CA-DATACOM PACK
UNICENTER NETMASTER NETWORK AUTOMATION
UNICENTER NETMASTER NETWORK AUTOMATION
UNICENTER NETMASTER NETWORK MGMT FOR SNA
UNICENTER NETMASTER NETWORK MGMT FOR SNA
UNICENTER NETMASTER NETWORK MGMT FOR TCP/IP
UNICENTER NETMASTER NETWORK MGMT NETWORK & SYSTEMS MGMT OPTION
UNICENTER NETMASTER NETWORK OPERATIONS FOR TCP/IP
UNICENTER NETWORK & SYSTEMS MGMT
UNICENTER NETWORK & SYSTEMS MGMT
UNICENTER NETWORK & SYSTEMS MGMT ACTIVE DIRECTORY MGMT OPTION
UNICENTER NETWORK & SYSTEMS MGMT AUTOMATION POINT OPTION
UNICENTER NETWORK & SYSTEMS MGMT AUTOMATION POINT OPTION 3270 INTERFACE
UNICENTER NETWORK & SYSTEMS MGMT CLUSTER MGMT OPTION
UNICENTER NETWORK & SYSTEMS MGMT DATABASE MONITORING OPTION FOR OPENVMS
UNICENTER NETWORK & SYSTEMS MGMT DATABASE PERFORMANCE MONITOR OPTION
UNICENTER NETWORK & SYSTEMS MGMT DATABASE PERFORMANCE MONITOR OPTION
UNICENTER NETWORK & SYSTEMS MGMT DATABASE PERFORMANCE MONITOR OPTION FOR LINUX MAINFRAME
UNICENTER NETWORK & SYSTEMS MGMT FOR Z/OS AND OS390
UNICENTER NETWORK & SYSTEMS MGMT JOB MGMT OPTION
UNICENTER NETWORK & SYSTEMS MGMT JOB MGMT OPTION
UNICENTER NETWORK & SYSTEMS MGMT NETMASTER OPTION
UNICENTER NETWORK & SYSTEMS MGMT OPTION FOR MICROSOFT TRANSACTION SERVER
UNICENTER NETWORK & SYSTEMS MGMT PERFORMANCE MGMT OPTION
UNICENTER NETWORK & SYSTEMS MGMT PERFORMANCE MGMT OPTION
UNICENTER NETWORK & SYSTEMS MGMT SOLVE:OPERATIONS OPTION
UNICENTER NETWORK & SYSTEMS MGMT SOLVE:OPERATIONS OPTION

UNICENTER NETWORK & SYSTEMS MGMT SYSTEM MONITORING OPTION FOR OPENVMS
UNICENTER NETWORK & SYSTEMS MGMT SYSTEM STATUS MANAGER CA-OPS/MVS OPTION
UNICENTER NETWORK AND SYSTEMS MGMT DATABASE OPTION FOR Z/OS AND OS/390
UNICENTER NEUMICS RESOURCE MGMT
UNICENTER NEUMICS RESOURCE MGMT ACCOUNTING AND CHARGEBACK OPTION
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR CA-IDMS
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR CICS
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR DB2
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR IMS
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR MEASUREWARE
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR MQSERIES
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR VAX/VMS
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR VM/CMS
UNICENTER NEUMICS RESOURCE MGMT ANALYZER OPTION FOR VSE/POWER
UNICENTER NEUMICS RESOURCE MGMT APPLICATION EXTENSION OPTION FOR TANDEM
UNICENTER NEUMICS RESOURCE MGMT CA-ASTEX OPTION
UNICENTER NEUMICS RESOURCE MGMT CAPACITY PLANNER OPTION
UNICENTER NEUMICS RESOURCE MGMT DATA TRANSFER OPTION
UNICENTER NEUMICS RESOURCE MGMT NETWORK ANALYZER OPTION
UNICENTER NEUMICS RESOURCE MGMT OPTION FOR IMS LOG EXTRACTOR
UNICENTER NEUMICS RESOURCE MGMT PERFORMANCE MANAGER OPTION
UNICENTER NEUMICS RESOURCE MGMT Q&R WORKSTATION OPTION
UNICENTER NEUMICS RESOURCE MGMT SPACE ANALYZER OPTION
UNICENTER NEUMICS RESOURCE MGMT SPACE COLLECTOR OPTION
UNICENTER NEUMICS RESOURCE MGMT STORAGEMATE OPTION
UNICENTER NEUMICS RESOURCE MGMT SYSTEM RELIABILITY ANALYZER
UNICENTER NEUMICS RESOURCE MGMT WEB ANALYZER OPTION
UNICENTER OBJECT ADMINISTRATOR
UNICENTER OBJECT TRACKER
UNICENTER ONLINE REORG FOR DB2
UNICENTER OUTPUT MGMT DOCUMENT SERVER
UNICENTER OUTPUT MGMT DOCUMENT VIEWER
UNICENTER OUTPUT MGMT DOCUMENT VIEWER OPTION FOR AFP
UNICENTER OUTPUT MGMT WEB VIEWER
UNICENTER PACKAGE ANALYZER FOR DB2
UNICENTER PARTITION EXPERT FOR DB2
UNICENTER PERFORMANCE MANAGEMENT
UNICENTER PERFORMANCE MANAGEMENT FOR OPENVMS
UNICENTER PERFORMANCE MANAGEMENT PREDICTOR
UNICENTER PERFORMANCE MGMT (AGENT) FOR LINUX MAINFRAME
UNICENTER PERFORMANCE MGMT APPLICATION RESPONSE OPTION
UNICENTER PERFORMANCE MGMT PREDICTIVE OPTION
UNICENTER PLAN ANALYZER FOR DB2
UNICENTER QUERY ANALYZER
UNICENTER QUICK COPY FOR DB2
UNICENTER RANDOMIZER ANALYSIS PROGRAM FOR IMS

UNICENTER RAPID REORG FOR DB2
UNICENTER RC/COMPARE FOR DB2
UNICENTER RC/EXTRACT FOR DB2
UNICENTER RC/MERGER FOR DB2
UNICENTER RC/MIGRATOR FOR DB2
UNICENTER RC/QUERY FOR DB2
UNICENTER RC/SECURE FOR DB2
UNICENTER RC/UPDATE FOR DB2
UNICENTER RECOVERY ANALYZER FOR DB2
UNICENTER REMOTE CONTROL
UNICENTER REPORT SERVER
UNICENTER RI EDITOR FOR DB2
UNICENTER RI MANAGER FOR DB2
UNICENTER SECONDARY INDEX BUILDER FOR IMS
UNICENTER SECONDARY INDEX FOR IMS
UNICENTER SERVICE LEVEL MGMT
UNICENTER SERVICEPLUS COLLABORATION TOOLS
UNICENTER SERVICEPLUS CUSTOMER SERVICE
UNICENTER SERVICEPLUS KNOWLEDGE TOOLS
UNICENTER SERVICEPLUS PREDICTIVE TOOLS
UNICENTER SERVICEPLUS SERVICE DESK
UNICENTER SOFTWARE DELIVERY
UNICENTER SOFTWARE DELIVERY
UNICENTER SOFTWARE DELIVERY FOR LINUX MAINFRAME
UNICENTER SOLVE:ACCESS SESSION MGMT
UNICENTER SOLVE:ACCESS SESSION MGMT
UNICENTER SOLVE:CENTRAL SERVICE DESK ASSET MGMT
UNICENTER SOLVE:CENTRAL SERVICE DESK CENTRAL MGMT
UNICENTER SOLVE:CENTRAL SERVICE DESK CHANGE MGMT
UNICENTER SOLVE:CENTRAL SERVICE DESK CONFIGURATION MGMT
UNICENTER SOLVE:OPERATIONS AUTOMATION
UNICENTER SQL-EASE FOR DB2
UNICENTER SQL-STATION FOR MICROSOFT SQL SERVER
UNICENTER SQL-STATION FOR ORACLE
UNICENTER SQL-STATION FOR SYBASE
UNICENTER SUBSYSTEM ANALYZER FOR DB2
UNICENTER SYSTEM WATCHDOG FOR OPENVMS
UNICENTER TCPACCESS COMMUNICATIONS SERVER
UNICENTER TCPACCESS FTP SERVER
UNICENTER TCPACCESS PROGRAMMING TOOLKIT FOR CICS
UNICENTER TCPACCESS X.25 SERVER
UNICENTER THREAD TERMINATOR FOR DB2
UNICENTER TSREORG FAST UNLOAD OPTION
UNICENTER TSREORG FOR ORACLE
UNICENTER UNIVERSAL JOB MGMT AGENT FOR LINUX MAINFRAME
UNICENTER VM:ACCOUNT
UNICENTER VM:BATCH
UNICENTER VM:OPERATOR
UNICENTER VM:PROREXX
UNICENTER VM:SCHEDULE
UNICENTER VM:SORT
UNICENTER VM:SPOOL

EXHIBIT B
LICENSEE SITES

EXHIBIT C
DISTRIBUTION AGREEMENTS

1.    OEM Agreement concerning "eTrust EZ-Armor" dated as of June 29, 2001, between CA and Licensee, as amended.

OEM AGREEMENT

        This OEM Agreement ("Agreement") is made this 29th day of June 2001, between Computer Associates International, Inc. ("CA"), with an office at One Computer Associates Plaza, Islandia, New York 11749 and ACCPAC International, Inc. ("OEM"), with an office at 6700 Koll Center Parkway, Third Floor, Pleasanton, California 94566

RECITALS

1.
CA is the owner or licensee of certain software products and related user's manuals and other documentation described in Exhibit A attached (the "Licensed Software").

2.
OEM desires to obtain from CA, and CA desires to grant OEM, the right to license the Licensed Software together with the computer hardware and software products described in Exhibit B attached (the "OEM Products"), on the terms and conditions set out below.

AGREEMENT

        Now therefore, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CA and OEM, intending to be legally bound, hereby make the following agreements:

ARTICLE I—GRANT OF RIGHTS; TERM

1.01 Grant.

(a)
CA grants to OEM a non-exclusive, non-transferable, license, solely in the territory set forth in Exhibit D (the "Territory") to:

(i)
Distribute the Licensed Software in conjunction with the sale of OEM Products to end users for internal data processing purposes ("End Users").

(ii)
Distribute the Licensed Software in conjunction with the sale of OEM Products to OEM'S approved distributors for resale to end users.

  The foregoing shall include the right to distribute the Licensed Software and Documentation either, if appropriate; (i) pre-installed on the OEM Products and licensed for End User use at the time of OEM shipment to End User (hard-bundled), or (ii) delivered with the OEM Products, but requiring further action on the part of OEM or End User to license the Licensed Software following delivery (soft-bundled). OEM agrees to use its best efforts to prevent its channel partners from selling or quoting the Licensed Software in stand-alone or in any other manner. OEM shall not, and agrees to use its best efforts to cause its channel partners not to, distribute or promote the Licensed Software in any other fashion.

(b)
Only to the extent incident to the above rights, CA grants OEM the right to use the marks and logos identifying the Licensed Software (the "CA Marks") but not in any other aspect of OEM's business, subject to Section 3.03, below.

(c)
The rights granted to OEM shall not apply to any affiliate or subsidiary of OEM except with the written consent of CA and the agreement of that affiliate or subsidiary to be bound by the terms of this Agreement.

(d)
The parties acknowledge that this Agreement and the pricing applicable hereto are granted on the express understanding and agreement that OEM shall distribute the Licensed Software in such a

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  way that any end user's use shall at all times be restricted to the following functions and options of the Licensed Program: EZ Armor and all elements of suite which are provided.

(e)
In the event OEM shall desire to make use of the Licensed Software beyond the scope of the above limitations, OEM and CA shall have first executed an amendment to this Agreement expressly authorizing, such expanded use and any applicable additional fees related thereto shall have been paid.

(f)
OEM agrees to keep and maintain distribution records relating to the Licensed Software and to furnish to CA such records and access to its facilities as CA may request from time to time in order to verify compliance with the provision hereof.

1.02 Reservation of Rights.

(a)
CA and its affiliates retain the right in their sole discretion anywhere in the world to:

(i)
Grant others the right to distribute and license the Licensed Software on such terms and conditions and in such territories as it or they deem appropriate.

(ii)
Distribute the Licensed Software in any channel of distribution.
(b)
If CA determines in its sole discretion that any Licensed Software fails to perform properly on any OEM product, CA reserves the right to notify OEM that it may no longer bundle the Licensed Software with that OEM product.

(c)
CA also reserves the right to change the design and/or specifications of the Licensed Software at any time and to discontinue the sale or availability of any Licensed Software at any time without liability to OEM upon sixty (60) days prior written notice to OEM.

1.03 Term.

        The Initial Term of this Agreement shall commence on the date first written above and shall continue for a period of two (2) years from such date. After the Initial Term, this Agreement may be renewed on an annual basis if mutually agreed by both parties in writing prior to the end of the Term. "Term" shall mean the Initial Term together with any agreed renewal periods.

ARTICLE II—PAYMENT; DELIVERY

2.01 Royalty Payments.

        OEM shall pay to CA the applicable royalty specified on Exhibit C for each copy of Licensed Software distributed, which royalty shall be determined by application of the applicable discount percentage set forth in Exhibit C. There shall be no deduction from the fees owed to CA for uncollectible accounts, or for taxes, fees, assessments, or other expenses of any kind which may be incurred or paid by OEM in connection with payments to CA. On or before the tenth (10th) day following the end of each calendar quarter, OEM shall deliver to CA a written royalty/ point of sale report covering the preceding calendar quarter, showing the previous calendar quarter shipments of the Licensed Software by dollar and individual SKU unit volume. The report shall state the amount of royalties payable to CA during the preceding calendar quarter and shall describe the manner in which the amount of royalties payable were calculated, including, but not limited to, setting forth the information required pursuant to section 3.09 hereof. Each royalty report shall be accompanied by a check in United States Dollars made immediately payable to CA in the total amount of the royalties payable to CA.

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2.02 Reverse Royalty Payments.

        CA shall issue OEM a unique OEM Code that OEM will deliver to its end user customers. OEM's end user customers must be identified as OEM customer by CA when registering with CA for the first Subscription Annual Renewal. CA shall pay to OEM the applicable Reverse Royalty specified on Exhibit C. The Reverse Royalty shall be determined by application of the applicable dollar amount set forth in Exhibit C. There shall be no deduction from the fees owed to OEM for uncollectible accounts, or for taxes, fees, assessments, or other expenses of any kind which may be incurred or paid by CA in connection with payment to OEM. On or before the tenth (10th) day following the end of each calendar quarter, CA shall deliver to OEM a written or electronic royalty/ point of sale report ("Report") covering the preceding calendar quarter, showing the previous quarter Subscription Annual Renewal that referenced OEM's unique OEM Code. The Report shall contain dollar amount, individual unit volume, returns or cancellations and the Reverse Royalty amount. Each royalty report shall be accompanied by a check in United States Dollars made immediately payable to OEM in the total amount of the royalties payable to OEM.

2.03 Taxes.

        Any sales or personal property taxes or value added taxes, use taxes, excise taxes or duties or other similar taxes or charges payable under this Agreement and interest and penalties thereon shall be the obligation of OEM. CA shall be responsible for its income taxes arising out of this Agreement. OEM shall provide CA with copies of reseller certificates upon CA's request.

2.04 Export.

        OEM shall comply with all applicable export and import rules and regulations in connection with its activities hereunder and shall only distribute the Licensed Software to countries to which the exportation of computer software is not prohibited by the laws of the United States. The Licensed Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19, and in similar clauses in the NASA FAR Supplement, when applicable, and the successor statutes thereto. OEM shall take all necessary steps to assure that CA obtains full protection of its intellectual property rights under these provisions.

ARTICLE III—CERTAIN OBLIGATIONS OF OEM

3.01 End User Licenses;.

        Each copy of Licensed Software received by OEM and distributed by OEM in accordance with this Agreement shall be subject to the standard CA software license agreement for that product. OEM shall deliver or cause to be delivered the software license agreement to each End User in the manner instructed by CA from time to time

3.02 Promotion.

        OEM shall at all times during the term of this Agreement use best efforts in the promotion and sale of the Licensed Software bundled with the OEM Products consistent with good business practices and ethics, and in a manner that reflects favorably on the goodwill and reputation of CA.

3.03 CA Trademarks.

(a)
CA reserves the right to require OEM to submit to CA for its prior approval any and all advertising and sales literature of OEM which refer to CA or include any of the CA Marks. If CA

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  has not notified OEM of its disapproval of such materials within ten (10) business days of receipt, the materials shall be deemed approved. OEM shall make all modifications to the materials deemed necessary by CA to protect the goodwill of the CA Marks. OEM shall also comply with any guidelines relating to use of CA Marks as may be furnished to OEM and revised by CA from time to time. The current guidelines are attached as Exhibit E. OEM acknowledges and agrees that CA is the owner of the CA Marks and that all goodwill arising out of OEM's use of the CA Marks pursuant to this Agreement shall inure to CA. OEM shall not at any time or in any way indicate ownership of or any right in the CA Marks.

(b)
Nothing herein shall give OEM any interest in the CA Marks and OEM's right to use the CA Marks shall immediately cease upon termination or expiration of this Agreement except as may be agreed upon by the parties regarding OEM's disposal of inventory of Licensed Software at the time of termination or expiration. OEM shall at all times conduct business only under its own name and may not use the CA Marks as part of its business name.

(c)
OEM shall not attach, remove or disfigure any CA Marks on the Licensed Software and shall not attach any additional marks to the Licensed Software except as otherwise agreed by CA. OEM shall not attach the CA Marks to any other products other than the Licensed Software. OEM agrees not to alter or remove or obscure any copyright or other proprietary notices on or in the Licensed Software or related documentation or materials.

(d)
CA may from time to time use other or additional marks with respect to any Licensed Software. The provisions of this Agreement governing OEM's use of the CA Marks shall also apply to such other marks.

(e)
OEM shall not register or apply for registration of any CA Mark or any name or mark that incorporates any CA Mark anywhere in the world.

3.04 Equipment.

        If requested by CA, OEM shall provide to CA any and all of the OEM Products for testing and technical support services. CA shall return the loaned OEM Products to OEM upon termination or expiration of this Agreement upon OEM's request. OEM shall accept the return of the loaned OEM Products "AS-IS" and subject to ordinary wear while in CA's possession.

3.05 Information.

        OEM shall furnish to CA upon its request written information relating to the functionality and specifications of the OEM Products.

3.06 Conduct.

        OEM shall at all times refrain from engaging in any illegal, unfair or deceptive trade practices or unethical business practices with respect to the Licensed Software or otherwise.

3.07 Compliance with Law.

        OEM shall comply with all applicable laws, ordinances, rules and regulations, and OEM shall obtain any and all permits, licenses, authorizations, and/or certificates that may be required in any jurisdiction or by any regulatory or administrative agency in connection with its activities hereunder.

3.08 Audit.

        OEM shall permit CA and its representatives and agents to conduct periodic audits of records related to performance by OEM under this Agreement.

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3.09 Security.

        In the event OEM is permitted by CA to distribute the Licensed Software on CD-ROM or embedded within the OEM Products, OEM shall include a sufficient security system on its CD-ROM or within its OEM Products to protect against unauthorized use of the Licensed Software. Prior to the shipment of any Licensed Software on OEM's CD-ROM or within its OEM Products into any channel of distribution, OEM shall furnish at its own cost to CA five (5) copies of the CD-ROM or OEM Products and any other items requested by CA. CA, within thirty (30) days thereafter, shall notify OEM of its approval or disapproval. CA shall have the right to require any changes or modifications that it deems necessary in the exercise of its good faith judgment to protect the goodwill and reputation of CA and the Licensed Software. OEM agrees to maintain the quality of each CD-ROM or OEM Product under this Agreement up to the specifications and quality of the samples approved by CA under this Section. OEM agrees to reproduce any product identification or notices of such proprietary restrictions on each copy of Licensed Software. In the event OEM obtains any intellectual property or other ownership rights in the Licensed Software by operation of law, OEM hereby assigns to CA, without additional consideration, the entire worldwide, perpetual, irrevocable right, title and interest in and to the Licensed Software, including all copyrights, trade secrets, patents, author's rights, and moral rights and any and all other proprietary rights. OEM shall execute all such assignments, oaths, declarations and other documents as may be prepared by CA to effect the foregoing.

3.10 Copying Cost.

        If OEM is permitted to make copies of the master CD- delivered to OEM by CA, OEM shall bear all costs of manufacturing the Licensed Software and all related sales and marketing expenses.

ARTICLE IV—CONFIDENTIAL INFORMATION; PROPRIETARY RIGHTS

4.01 Confidentiality.

        The Licensed Software contains confidential and proprietary information of CA. In the performance of this Agreement or in contemplation thereof, OEM and CA may also have access to computer programs, product plans, flow charts, marketing and sales information, customer lists, know-how, trade secrets and confidential information owned by the other. Each party shall keep all such information confidential in accordance with reasonable industry practices and shall only make such information available to its employees on a need to know basis. The foregoing shall not include information which (a) was known by one party prior to its receipt from the other (b) is or becomes public knowledge without the fault of the recipient (c) is rightfully received by the recipient from a source other than a party to this Agreement (d) is independently developed by the recipient without reference to the confidential information of the other party, or (e) is required to be disclosed by judicial or governmental authority.

4.02 Proprietary Rights.

        OEM acknowledges and agrees that nothing herein grants OEM any ownership rights to the Licensed Software, or any trademarks, copyrights, trade secrets and patents relating thereto. All copies of Licensed Software in any form provided by CA to OEM are and shall remain the property of CA. Neither OEM nor any of its resellers shall have any rights to the Licensed Software except as set forth herein. OEM shall not and shall cause its resellers to agree not to reverse engineer, disassemble, decompile or make any unauthorized copies of the Licensed Software or any portion thereof.

4.03 Infringement by CA.

        CA represents to OEM that to the best of its knowledge the Licensed Software does not infringe upon any U.S. copyright, patent, trade secret or other proprietary or intellectual property right of any

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third party ("Infringement"). CA will defend OEM against all costs and losses arising out of any action by a third party against OEM involving an alleged Infringement, including reasonable attorneys fees except if the Infringement is caused by (a) compliance with designs, plans or specifications of OEM; (b) use of the Licensed Software in an environment other than as specified in the documentation of the Licensed Software; (c) modification of the Licensed Software by any person other than CA (d) use of third party goods in combination with the Licensed Software; or (e) information, service or technical support furnished by a third party. If a preliminary or final judgment shall be obtained against OEM's use of the Licensed Software or any portion thereof by reason of any Infringement or is likely in CA's sole judgment to become subject to a claim of Infringement, CA shall at its option and expense (i) take back the inventory of such software held by OEM and credit OEM any sums paid by OEM in accordance with its policies and practices then in effect; (ii) procure for OEM the right to continue to license the Licensed Software as provided in this Agreement; or (iii) replace or modify the Licensed Software with a version of Licensed Software that is non-infringing, but performing substantially similar functions.

        CA's indemnity obligation set forth above is subject to OEM providing written notification to CA of a claim within ten (10) calendar days of the date OEM receives actual notice of such claim. CA shall control the defense in any such action and, at its discretion, may enter into a stipulation of discontinuance and settlement thereof. OEM shall, at CA's expense, reasonably cooperate with CA in any such defense and shall reasonably make available to CA all those persons, documents (excluding attorney/client or attorney work product materials), and things required by CA in the defense of any such action. OEM may, at its expense, assist in such defense.

        The foregoing constitutes CA's entire obligation, and OEM's exclusive remedy, in the event of an Infringement.

4.04 Infringement Claims by Third Parties.

        OEM shall immediately notify CA of any asserted or apparent infringement of or challenge to OEM's use of any Licensed Software or CA Mark, or claim by any person of any rights in any Licensed Software or CA Mark, and OEM shall not communicate with any person other than CA and their respective counsel in connection with any such infringement, challenge or claim. CA shall have sole discretion to take such action as it deems appropriate in connection with the foregoing, and the exclusive right to control any settlement, litigation or other proceeding arising out of any such alleged infringement, challenge or claim. OEM agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of CA's counsel, be necessary or advisable to protect and maintain the interests of CA in any litigation or other proceeding or to otherwise protect and maintain the interests of CA in the Licensed Software and the CA Marks.

ARTICLE V—WARRANTIES

5.01 By CA.

        CA warrants to OEM that it has sufficient rights in and to the Licensed Software to grant the license granted to OEM under this Agreement and that the media containing the Licensed Software is free from defects in workmanship or material under normal use for a period of ninety (90) days after shipment of the Licensed Software to OEM. The foregoing warranty excludes defects arising out of accident, neglect, misuse, failure of electric power, air conditioning, humidity control, or causes other than ordinary use. In the event of a claim for breach of the above warranty, CA's sole obligation and OEM's sole remedy shall be replacement of the media. In no event shall CA's liability exceed the amount paid by OEM for the Licensed Software.

        CA does not warrant that the Licensed Software will meet OEM's requirements, be error free or operate without interruption.

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        CA MAKES NO OTHER WARRANTIES TO OEM, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.02 OEM.

        OEM agrees that any and all warranties made to End Users and distributors of OEM shall be made only by OEM except for the limited warranty made by CA in the CA standard license agreement. OEM acknowledges and agrees that OEM will make no additional representations or warranties to such persons. In connection with any sale of the Licensed Software bundled with the OEM Products, OEM shall expressly and conspicuously disclaim all express or implied warranties of merchantability or fitness for a particular purpose, shall exclude liability for consequential damages and loss of profits and information. In addition to its other indemnity obligations hereunder, OEM shall indemnify and defend CA against any loss or damages, including attorneys fees, arising out of OEM's failure to comply with its obligations regarding warranties.

5.03 Limitation of Liability.

        THE REMEDIES PROVIDED IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE REMEDIES OF THE PARTIES. IN NO EVENT WILL CA BE LIABLE TO OEM OR ANY OTHER PARTY FOR ANY LOSS, INCLUDING TIME, MONEY, GOODWILL AND CONSEQUENTIAL DAMAGES, WHICH MAY ARISE FROM THE USE, OPERATION OR MODIFICATION OF THE LICENSED SOFTWARE. BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

5.04 Allocation of Risk.

        The parties agree that the above warranties and limitations of liability reflect the allocation of risk among the parties and the price of the Licensed Software.

ARTICLE VI—TERMINATION

6.01 By CA.

        This Agreement shall automatically terminate upon delivery of notice of termination to Either Party if either party (a) makes an unauthorized transfer of this Agreement; (b) makes any unauthorized use or disclosure of either party confidential information or makes any unauthorized use of the Licensed Software or CA Marks; (c) distributes the Licensed Software in a manner not permitted by this Agreement; (d) fails to pay to CA amounts due, and does not correct such failure within ten (10) days after written notice of such failure is delivered to CA. CA also may terminate this Agreement only with respect to Licensed Software it ceases to actively market and license upon sixty (60) days prior notice. This Agreement shall terminate sixty (60) days after delivery of notice of termination by either party that it has terminated this Agreement for convenience.

6.02 By Either Party.

        Either party may terminate this Agreement (a) if the other fails materially to comply with any provision of this Agreement and does not: (i) correct such failure within thirty (30) days after written notice of such failure to comply is delivered; or (ii) if such failure cannot reasonably be corrected within the aforesaid thirty (30) day period, undertake within ten (10) days after such written notice is delivered, and continue, efforts to comply or (b) in the event of (i) liquidation or insolvency of the other party; (ii) the appointment of a receiver or similar officer for the other party; (iii) assignment by

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the other party for the benefit of creditors; or (iv) the filing of a petition in bankruptcy by or against the other party.

7.03 Rights and Duties on Termination or Expiration.

        OEM agrees to pay to CA, within fifteen (15) days after the effective date of termination or expiration of this Agreement, all amounts due and any late fees. OEM agrees to comply with Section 3.03 regarding CA Marks upon termination or expiration. After termination or expiration, OEM will: (a) not identify itself as a distributor of the CA Products authorized under this agreement; (b) discontinue its use of advertising that includes any CA Mark for which rights are granted under this Agreement; (c) discontinue its distribution of the Licensed Software with the OEM Products except as otherwise agreed by the parties with respect to OEM's inventory of Licensed Software at such time; (d) at CA's option, return all Licensed Software manufactured by CA and held by OEM to CA for credit in the amount paid by OEM; (e) if applicable, return to CA all master copies of the Licensed Software; and (f) return to CA all copies, in whatever media, of any CA confidential information in the possession of OEM. All obligations of the parties which expressly or by their nature survive the expiration or termination of this Agreement, including the parties' confidentiality and indemnity obligations, shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire. (Legal)

7.04 End Users.

        Termination of this Agreement shall not affect the validity of any licenses granted by OEM to End Users.

ARTICLE VIII—MISCELLANEOUS

8.01 Further Assurances.

        Each party will take such further actions, and will execute and deliver such further documents, as the other shall reasonably request to facilitate the consummation of the transactions contemplated by this Agreement. Neither party will take any action, or execute or deliver any document that is inconsistent with the transactions contemplated by this Agreement.

8.02 No Joint Venture.

        It is expressly understood that the parties are acting as independent contractors hereunder and not as an agent or representative of the other. This Agreement does not constitute a joint venture. Neither party shall enter into any contract or commitment on behalf of the other.

8.03 Force Majeure.

        Neither party shall be held responsible for any reasonable delay or failure in performance hereunder caused by fires, strikes, embargoes, acts of nature, or other causes beyond their reasonable control.

8.04 Public Announcement.

        Neither party shall issue any press release or make any reference to the transactions contemplated hereby to any third party except with the prior written consent of the other. The foregoing shall not apply to any disclosure required by legal, accounting or regulatory authorities.

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8.05 Notice.

        All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given either when personally delivered or when deposited in the U.S. mail, registered or certified, postage prepaid, return receipt requested, to the addresses set forth below:

To CA:	Computer Associates International, Inc. One Computer Associates Plaza Islandia, New York 11788-7000 Attn: General Counsel
To OEM:	ACCPAC International 6700 Koll Center Parkway Suite 300 Pleasanton, CA 94566 ATTN: General Counsel

        Notice of change of address shall be given by written notice in the manner detailed in this Section.

8.06 Entire Agreement.

        This Agreement does not constitute an offer by CA and it shall not be effective until signed by both parties. This Agreement and Exhibits constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements between the parties hereto with respect to the subject matter hereof. No amendment to this Agreement shall be effective unless in a writing signed by each party.

8.07 Assignment.

        This Agreement and the licenses granted hereunder may not be assigned by OEM except with the express written consent to CA and any purported assignment not in compliance with the foregoing shall be null and void and of no effect. CA may assign this Agreement without restriction.

8.08 Severability.

        This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

8.09 Effect of Headings.

        Any headings contained herein are for convenience only and shall not affect the construction hereof.

8.10 Reference.

        OEM hereby agrees that it shall serve as a positive reference for the Licensed Software by meeting or conferring with at least eight (8) CA clients during each three month period during the initial term of this Agreement, provided that CA shall give OEM reasonable prior notice of each reference request and that each meeting or conference is scheduled during OEM's normal business hours.

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8.11 Governing Law.

        The provisions of this Agreement, and all the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

8.12 Counterparts.

        This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

COMPUTER ASSOCIATES INTERNATIONAL, INC.
By:
/s/ BARBARA OVERTON Signature
Barbara Overton Name typed or printed
Div. AVP Title
ACCPAC INTERNATIONAL, INC.
By:
/s/ DAVID HOOD Signature
David Hood Name typed or printed
CEO Title

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EXHIBIT A
LICENSED SOFTWARE

        The Licensed Software products which are the subject of this Agreement are the following object code software programs owned or licensed by CA: eTrust EZ-Armor 90 day live trial, and upon payment of applicable license fees by an end user, eTrust EZ-Armor full version. The term "Licensed Software" shall include only the most current version of the software products generally available from CA on the Operating Environments that are supported by CA, and shall not include beta, pre release, or other special release products. No right to use, modify or distribute the source code of the License Software or any mainframe version of the Licensed Software is granted under this Agreement.

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EXHIBIT B

BitWare® (distributed electronically or via conventional media).

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EXHIBIT C

ROYALTIES; SUPPORT FEES

Special Pricing for OEM Bundle:

        OEM shall pay CA a royalty of 70% of CA's then current local country suggested list price for the Licensed Software. In the event CA adjusts its suggested list price for the Licensed Software below $30 per copy, OEM shall remit 60% of CA's adjusted local country list price for the Licensed Software. In the event CA adjusts its suggested list price for the Licensed Software below $20 per copy, OEM shall remit 55% of CA's adjusted local country list price for the Licensed Software.

        CA shall pay OEM a Reverse Royalty payment of $3.99 based on the first subscription annual renewal fee. CA shall not be required to pay any Reverse Royalty payments for additional years beyond the first subscription annual renewal.

        OEM will make reasonable efforts to bundle Licensed Software with all OEM software bundles, however ultimate decision of bundled contents remains the final decision of OEM. Current OEM run rate estimate is approximately 20,000,000.

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EXHIBIT D

TERRITORY

Worldwide

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EXHIBIT E

TRADEMARK GUIDELINES

        The following explains the usage of CA's trademarks, service marks, and trade names. It is important that you read this before you write any text about Computer Associates or Computer Associates' software products. You are required to show all text you have written about Computer Associates or CA products to your Channel Sales Representative. Your representative will make sure the marketing and legal departments of Computer Associates have seen the material. The review process will hopefully avoid any legal problems arisen from the inappropriate use of CA product names, services, or trademarks.

Introduction

        A trademark, trade name, or service mark is an assurance to customers and prospects that they are buying genuine and quality products of a known company. Computer Associates International, Inc. ("CA") uses and maintains a number of trade and service marks, all of which have been diligently promoted. This provides name-brand recognition to benefit you and your customers.

        CA regards the proper use of its trade and service marks as absolutely critical to the continued success of its commercial efforts. We have made significant investments in making our products, services, and corporate identity known. So that our resellers, distributors, allied independent vendors, and colleagues in and out of the computer industry may properly represent CA and its products, we have prepared the following guidelines to ensure proper use of our trade and service marks. By adhering to these guidelines for the third-party use of CA trademarks, service marks, and trade names, you will be ensuring that the marketplace in which we are allied will continue to recognize the quality and value of CA's products and all independent products and vendors associated with us.

        Failure to abide by the following guidelines will compel CA to take appropriate action to protect its good will in the CA trademarks and service marks, as is permitted under the state and federal laws of the United States, or similar laws of other jurisdictions.

        Most questions regarding the use of CA's trade and service marks will be answered by these guidelines. Whenever in doubt, however, please contact the Legal Department at CA for clarification.

Trademarks, Service Marks, And Trade Names

        For the purposes of these guidelines, we have used the following definitions:

          "Trademark": Any word, name, symbol, or device (or any combination thereof) used by CA to identify and distinguish its products from those manufactured or sold by others (e.g., CA-Clipper® 5.2).

          "Service Mark": Any word, name, symbol, or device (or any combination thereof) used by CA to identify and distinguish its services from the services of others (e.g., CA TeleSupport SM).

          "Trade Name": Any name used by a company to identify its business (e.g., Computer Associates is a trade name of Computer Associates International, Inc.).

Use Of CA Trademarks, Service Marks, And Trade Names

        Any party that uses CA's trademarks, service marks, or trade names must comply with the guidelines as stated in this document and applicable state and federal laws of the United States, and/or similar laws of other jurisdictions.

        No one may use any reference to being CA "authorized, certified, or approved," or make any representation which might lead someone to believe that they are CA "authorized, certified, or approved," or similarly recognized, without specific written authority from CA. These guidelines do not

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constitute such written authority. Organizations that provide services such as training, user groups, or consulting may contact the CA department responsible for these programs for further information.

Grammatical Usage Of Trademarks, Service Marks, And Trade Names

        Trademarks and service marks are proper adjectives used to describe common nouns, e.g., "CA-Clipper software." CA's trademarks and service marks should never be pluralized, used in the possessive form, or used as verbs. For example:

        Wrong: Buy several CA-Clippers for your department. (CA-Clipper made plural and used as a noun) Right: Buy several copies of CA-Clipper 5.2 software for your department. Wrong: ACCPAC's multicurrency capabilities, are FASB52 compatible. (ACCPAC® Plus™ Accounting made possessive and used as a noun) Right: The multicurrency capabilities of the ACCPAC Plus Accounting product are FASB52 compatible. Wrong: Clipper your program today for greater productivity. (Clipper used as a verb) Right: Use CA-Clipper 5.2 software today for greater development productivity.

        CA trademarks and service marks may not be used in a generic manner, i.e., as a common noun or verb such that it describes a class of goods or services generally rather than the specific CA product or service it represents. An example of an improper generic use of a trademark is the use of the term XEROX to describe copies generally ("make a XEROX"), rather than as the XEROX brand copy machine.

        Product names may be used separately from version numbers, as in "CA-Clipper 5.2" and "CA-Clipper," but version numbers of software should not be used alone to identify CA products, e.g., "5.2" is not a suitable substitute for "CA-Clipper 5.2."

        The first letter of all trademarks, service marks, and trade names should be capitalized when used in print unless otherwise specified in the trademark registration.

How May CA Trademarks, Service Marks, And Trade Names Be Used?

        Adherence to the following guidelines is required when using CA trademarks, service marks, and trade names in any manner.

Advertising and Printed Literature

        CA trademarks, service marks, and trade names may appear prominently in any advertising materials in which they are used, but must appear in a smaller type size than the largest trademark(s), service mark(s), or trade name(s), of the advertiser. For additional information please refer to the sections: Using CA Trademark, Service Mark, Or Trade Name As Part Of Another Product; Trade Dress; Use of Logos.

        Any usage of a CA trademark, service mark, or trade name must be accompanied by the appropriate symbol for trademark, service mark or registered trademark or service mark (™, SM, ®).

        Credit lines must be used to identify CA trademarks, service marks, and trade names must be attributable to Computer Associates International, Inc. For credit line requirements, please refer to the section on credit lines.

        Any references to CA and its products must be clearly defined, including identification of CA as the source, and not vague or misleading to the audience.

        To use CA logos, please refer to the section on Trade Dress; Use Of Logos.

        To state compatibility with a CA product, please refer to the section on Stating Compatibility.

        CA reserves the right to review and approve or reject any use of its trademarks, service marks, or trade names.

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Premiums

        Premiums include such items as jackets, mugs, pens, T-shirts, hats, book covers, and other promotional items, which may include CA trademarks, service marks, or trade names.

        Always consult CA first for approval. You must have prior written approval from CA for such usage, which prior written approval may include such terms and conditions relating to such usage as CA deems appropriate.

        Subject to CA's prior written approval, CA trade names, trademarks, and service marks may appear prominently on premiums. For additional information, please refer to the sections: Using CA Trademark, Service Mark, Or Trade Name As Part Of Another Product; Trade Dress; Use of Logos.

Seminars, Conferences, Meetings, Training, etc.

        When conducting an event to promote or provide training for CA products or when referencing CA or its products in an event, you may not imply that CA is conducting, sponsoring, or associated in any way with the seminar, training, or event without specific prior written authorization from CA.

        Your name must appear prominently as the sponsor of the event. Unless otherwise authorized in writing, we require the following disclaimer to appear in printed materials, advertisements and presentations:

        This event/course/seminar/etc. is presented by ‹sponsoring organization› and is not in any way affiliated with or endorsed by Computer Associates International, Inc."

Using A CA Trademark, Service Mark, Or Trade Name As Part Of Another Product

        Under certain circumstances, a CA trademark, service mark, or trade name may be used as part of your product, service, or event name:

        Always consult CA first for approval. You must have prior written approval from CA for such usage.

        If approval is granted, CA reserves the right to impose such terms and conditions as it deems reasonably appropriate and to revoke such approval at any time in its sole and absolute discretion.

        Under these circumstances, a CA trademark, service mark, or trade name may appear in the same or larger type size or type face as the trade name(s), trademark(s), or service mark(s) of another company.

        Examples of a CA trademark as part of another product's name which would require prior written approval from CA:

          CA-Clipper® Graphics Library Communication Library for CA-Clipper®

The Credit Line

        Any use of CA trade names, trademarks, and service marks must be accompanied by a credit line at the end of the containing document, including notice of whether the mark is federally registered. This statement should appear in a type size of at least 6 points. The standard format to use is:

        "All product names referenced herein are trademarks of their respective companies. [CA trademark] is a [registered] trademark of Computer Associates International, Inc.

Trade Dress

        "Trade Dress" is the term used to describe the unique look and images that a company uses to identify its products. CA also invests heavily in developing and promoting a corporate image in its external communications, including, but not limited to, letterheads, advertising, collateral materials,

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exhibition properties, and the like. Attempts to emulate the "look" of CA's corporate communications or product packaging infringe CA's rights in its trade dress and may result in the withholding of permission to use trademarks, service marks, and trade names or, where appropriate, legal action.

Use Of Logos

        You may use only approved duplicates of the CA logo or product logos, directly obtained from Computer Associates International, Inc. CA will not approve the use of substitute materials, or approximations of our designs or materials that do not meet our graphic standards for quality.

        Approved, camera-ready copies of our logos are available on request.

Stating Compatibility

        If you are promoting a product that is compatible with CA products, that is, hardware or software which will operate in conjunction with a CA product, it is recommended that the words "compatible with CA (product name) software" be used to describe this functionality.

        Such functionality should not be described in any way as to suggest that CA has tested or evaluated the product or that it endorses, produces, or supports the product.

CA Trademarks and Service Marks

        See Computer Associates Trademarks for a current listing of U.S. trademarks and registered trademarks owned by Computer Associates International, Inc.

        Trademarks registered by Computer Associates International, Inc. and designated by the familiar superscripted "circle-R" include (but are not limited to):

          CA-Clipper® ACCPAC® Plus™ Accounting CA-Accpac®/2000 CA-BPI® Accounting II CA-Realizer®

        Trademarks pending registration and designated by the familiar superscripted "TM" symbol include (but are not limited to):

          Jasmine™

        Service marks used by Computer Associates International, Inc. and designated with the familiar superscripted "SM" symbol include (but are not limited to):

          TeleSupport SM

        CA owns trademark, service mark, and/or trade name rights in all of its product and service offerings. The names listed above are intended solely to provide examples. When using a CA trademark, service mark, or trade name, you must use the appropriate symbols as determined by CA's own use. If there is any doubt as to the registration status of a mark, contact CA prior to use.

        Please note that trademark and service mark status may change from time to time (e.g., from unregistered to federally registered trademark status). Whether or not the mark is federally registered, CA is the owner of the mark. However, the symbols used in connection with the mark are determined by its registration status. If in doubt, contact CA for an updated copy of this document.

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QuickLinks

  Exhibit 10.16
PRICE BOOK LICENSE AGREEMENT
EXHIBIT A REGULAR LICENSED PROGRAMS
Exhibit A to Price Book License Agreement Regular Licensed Programs
EXHIBIT B LICENSEE SITES
EXHIBIT C DISTRIBUTION AGREEMENTS
OEM AGREEMENT
ARTICLE I—GRANT OF RIGHTS; TERM
ARTICLE II—PAYMENT; DELIVERY
ARTICLE III—CERTAIN OBLIGATIONS OF OEM
ARTICLE IV—CONFIDENTIAL INFORMATION; PROPRIETARY RIGHTS
ARTICLE V—WARRANTIES
ARTICLE VI—TERMINATION
ARTICLE VIII—MISCELLANEOUS
EXHIBIT A LICENSED SOFTWARE
EXHIBIT B BitWare® (distributed electronically or via conventional media).
EXHIBIT C ROYALTIES; SUPPORT FEES
EXHIBIT D TERRITORY Worldwide
EXHIBIT E TRADEMARK GUIDELINES